As filed with the Securities and Exchange Commission on March 2, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3489

THE WRIGHT MANAGED EQUITY TRUST
440 Wheelers Farm Road
Milford, Connecticut 06461

Christopher A. Madden
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Wright Managed Blue Chip Investment Funds

ANNUAL REPORT
DECEMBER 31, 2009

THE WRIGHT MANAGED EQUITY TRUST

•Wright Selected Blue Chip Equities Fund

•Wright Major Blue Chip Equities Fund

•Wright International Blue Chip Equities Fund

THE WRIGHT MANAGED INCOME TRUST

•Wright Total Return Bond Fund

•Wright Current Income Fund

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright” or the “Adviser”). Over 31,000 global companies (covering 63 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the Fund) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the Fund) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the Fund) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR’s) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

Table of Contents

Letter to Shareholders (unaudited)	2
Management Discussion (unaudited)	4
Performance Summaries (unaudited)	10
Fund Expenses (unaudited)	15
Management and Organization	67
Board of Trustees Annual Approval of the Investment Advisory Agreement	69
Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting	70

FINANCIAL STATEMENTS

The Wright Managed Equity Trust

Wright Selected Blue Chip Equities Fund
Portfolio of Investments	17
Statement of Assets & Liabilities	20
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Wright Major Blue Chip Equities Fund
Portfolio of Investments	23
Statement of Assets & Liabilities	25
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Wright International Blue Chip Equities Fund
Portfolio of Investments	28
Statement of Assets & Liabilities	31
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Federal Tax Information	43

The Wright Managed Income Trust

Wright Total Return Bond Fund
Portfolio of Investments	44
Statement of Assets & Liabilities	49
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51
Wright Current Income Fund
Portfolio of Investments	52
Statement of Assets & Liabilities	56
Statement of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	58
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	65
Federal Tax Information	66

The Wright Managed Blue Chip Investment Funds                                     1

Letter to Shareholders (unaudited)

January 2010

Dear Shareholders:

In summing up 2009, one is tempted to quote Charles Dickens from The Tale of Two Cities: It was the best of times, it was the worst – but that’s not quite right. The year certainly began as the worst in a long time, but the past year was not the best of anything, although for investors it was a whole lot better than 2008 and certainly better than most people thought possible 10 months ago. At the market low last March, the S&P 500 was down roughly 25% for the year, makings its 65% rise over the balance of the year – and its 26% total return for the entire year – highly improbable. That said, it is clear that 2010 is starting off with the financial markets and the global economy on much firmer footing than they were a year ago.

With the help of Federal Reserve liquidity injections and bailouts engineered by Congress and the Obama Administration, investors were coaxed into taking on more risk over the course of 2009, an inversion of 2008’s risk-averting behavior. Higher risk stocks, both those with smaller capitalizations and those with lower quality ratings, outperformed their bigger, more established counterparts. Emerging markets easily topped developed markets. High yield bonds averaged excess returns on the order of 60% for the year. The U.S. dollar lost 5% against a broad basket of foreign currencies. We expect investors will be far more discriminating in 2010, in at least a partial repudiation of the biggest “rubbish rally” in modern times that was 2009. The stock market’s rally lost some steam during the fourth quarter – the S&P 500’s Q4 return was only about 40% of its Q3 return – but that result (6.0% with income) was twice the market’s long-term average return for a three-month period.

For consumers and workers, 2009 was hardly the best of times, although conditions got better as the year progressed. Stimulus-related tax cuts helped to turn a roughly 3% decline in real wages and salaries for the year into an estimated 1.5% expansion in disposable personal income. At this time last year, consumer spending was declining at around a 4% annual rate, as the national mood was one of fear and despair. Consumer sentiment improved in a step-wise manner this past year, in part as a result of rebounding stock prices and, later in the year, on signs that jobs might be somewhat less hard to find in 2010. Despite the efforts of the Federal Reserve, however, credit conditions for many consumers, homeowners, municipalities and small businesses remain strained.

The Great Recession of 2008-09, as some have dubbed our recent economic troubles, appears of a piece with the 1958, 1974 and 1982 recessions as opposed to the deeper, longer economic declines (depressions) of the 1930s. True, the 18-20 months that the U.S. spent in recession from December 2007 through last summer exceeded the length of the 1957-58 (8 months), 1973-75 (16 months) and 1981-82 (16 months) declines. But its 3.7% peak-to-trough decline in real GDP matched the magnitude of the drop seen in 1958 and was not materially greater than the 3.2% decline in 1975 or the 2.9% decline in 1982. Unlike those earlier recessions, which were followed by GDP rebounds averaging more than 5.5% in the four quarters subsequent to recession’s end, the recovery we expect in 2010 is more likely to be in the 3%-3.5% range. That’s certainly better than we saw in 2006-09 (average GDP growth = 0.7%), but not sufficient to raise all boats, so to speak – particularly if U.S. economic growth disappoints later in 2010.

2                       The Wright Managed Blue Chip Investment Funds

Letter to Shareholders (unaudited) - continued

In our view, investing in quality stocks makes sense throughout the economic cycle – despite the occasional year, such as 2009, when markets are topsy-turvy. Assuming that one could time such market turns with a reasonable degree of accuracy, then a policy of swapping in and out of quality sectors might be worth the risk. But market timing is difficult to start with, and timing the ins and outs of quality might leave you with a portfolio of losers – that is, low quality stocks – if you get the timing wrong. Wright’s investment philosophy is grounded in the observation that if you invest in quality stocks and you get the timing wrong, at least you end up with shares of high-quality, profitable companies that over the longer term will reward you through the sheer persistence of their earnings power. By contrast, if you chase junk stocks and your timing is poor, the risk is that you will end up with a portfolio of highly leveraged, low growth, low ROE stocks – not the sort of portfolio that long-term investors should want to hold.

December’s disappointing jobs losses aside, the 208,000 decline in employment over the final three months of 2009 is a good number when compared to the roughly one million lost per quarter during the recession. Still, the fact that firms have been slow to add workers, suggests that there may be a limit to how much can be accomplished though the credit easing efforts of policy makers when the essential problem of this recession has been the financial system’s excessive debt. Nonetheless, based on expected corporate earnings growth of more than 25% in the year ahead and 10% in 2011, the bull market in stocks that began in March 2009 has a good chance of extending into 2010. Corporate profits are a key driver of stock prices in the long run. Quality stocks are expected to outdistance more speculative issues as investor focus shifts from the magnitude of earning growth to the persistence of earning growth. In the bond market, 2010 is likely to see somewhat higher Treasury yields and modest additional tightening in yield spreads on non-Treasury securities. While bond returns are seen keeping ahead of inflation in 2010, it probably won’t be by much.

Last year’s March-December recovery in stock prices has the major stock market averages up more than 60% off their lows, a tough act to follow in 2010. Within the context of the past decade, with its two major bear markets, stock prices are not at levels we would describe as a bubble. Clearly, the earnings support for current stock pricing is much more constructive than was seen at the dot.com highs 10 years ago. At the same time, credit conditions and market liquidity, while far from perfect, are much improved over the levels seen in the housing bubble. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let us know.

Sincerely,

Peter M. Donovan
Chairman & CEO

The Wright Managed Blue Chip Investment Funds                                     3

Management Discussion (unaudited)

EQUITY FUNDS

The second decade of the 21st century is starting off with the financial markets and the global economy on firmer footing than they were a year ago. March 2009 marked the start of one of the steepest bull markets since the 1930s. After the S&P 500 earned the best quarterly returns in a decade in the second and third quarters of 2009, the continuation of the rally through the fourth quarter, even at a slower pace, was impressive. The market’s move wasn’t based just on hopes for better times ahead. This past summer, the combined efforts of aggressive fiscal and monetary stimulus brought to an end the worst recession since the 1930s (although the National Bureau of Economic Research, the official arbiter of business cycles, had not yet made that call as this was written). Banks are regaining their financial health and credit markets are returning to normal although credit conditions remain tight for some would-be borrowers. Improvement in the developing economies of China and India will have a beneficial impact around the globe. The worst also appears to be over for corporate profits, which in Q4 rose for the first time on a year-over-year basis since Q2 2007.

The S&P 500’s return of 6.0% in the fourth quarter brought its full-year return for 2009 to 26.5%, its best year since 2003. The S&P 500’s rally in 2009, which took it up 65% in price in 10 months, recouped about half of its 2007-09 losses. The Dow Jones Industrials’ 8.1% return in the fourth quarter gave it a 22.7% return for the year. With technology stocks leading the market in the fourth quarter and the year, Nasdaq was the star of the major market averages in 2009, returning 45.4% for the year and 7.2% in the fourth quarter. Midcap stocks also had a stellar showing in 2009; the S&P MidCap 400 returned 37.4%, including 5.6% in the fourth quarter. The S&P SmallCap 600 returned 5.1% in Q4 and 25.6% for the year. As signs of economic recovery appeared, there was a cyclical bias to the market in both the fourth quarter and the year, with the S&P 500 led by strong showings in consumer discretionary and materials stocks as well as technology for both periods. In addition, smaller, lower-quality stocks tended to outperform more substantial, higher-quality issues, which is not unusual in the early stages of a market rally, though this trend showed signs of changing in the fourth quarter. International stocks outperformed the U.S. in 2009, with the MSCI World ex U.S. index of developed markets returning 33.7% in dollar terms for the year. For the year, the dollar declined in value compared to the currencies in the index, giving a boost to the dollar return. In Q4, international stock markets lagged U.S. equities, with the MSCI World ex U.S. index returning 2.4% in dollars; the dollar appreciated compared to the euro and the yen in Q4, reversing some of its March-September losses. Local currency returns also lagged in Q4 as economic data indicated the recovery in the European and Japanese economies may lag that of the U.S.

At the start of 2010, the near and long-term outlooks for the financial markets and the economy appear brighter than they were a year ago. Nevertheless, we don’t underestimate difficulties ahead. As stimulus is gradually withdrawn, the private sector will have to step up its investment and consumption spending to keep the recovery going beyond 2010. We expect that consumers will save more and spend less for an extended period, good for the economy in the long run but a constraint on growth in the near to intermediate term. Despite the relatively subdued recovery expected over the coming year and into 2011, we still expect corporate profits to move higher. At its level at year-end 2009, the stock market had priced in a substantial profit increase in 2010, and we expect that to be realized. Although sales growth may be tepid early in the recovery, cost cuts and productivity improvements are likely to take profit margins higher. Investors will also be able to look ahead to further profit growth in 2011. In the short run, we would not be surprised to see a pause in the market’s rally or even some giveback, given the magnitude of recent gains. We also expect that investor preference will shift toward high-quality issues, with most of the easy gains in riskier issues already made. Even with some fits and starts, stocks have the potential to generate a double-digit return over the coming 12 months, in our view. We note, however, that the current investment environment has more than the usual amount of risk; moreover, international tensions and war on two fronts add to the uncertainty. We recommend holding high-quality securities and a mix of asset classes as a prudent policy for long-term investors.

Total Return	2009 Year	2008 Year	2007 Year	2006 Year	2005 Year	2004 Year	2003 Year	2002 Year	2001 Year	2000 Year
Wright Selected Blue Chip Equities Fund (WSBC)	38.6%	-39.8%	11.6%	3.8%	11.1%	15.7%	30.1%	-17.0%	-10.2%	10.8%
Wright Major Blue Chip Equities Fund (WMBC)	17.8%	-34.9%	6.0%	11.6%	6.2%	12.4%	23.2%	-24.5%	-16.9%	-12.5%
Wright International Blue Chip Equities Fund (WIBC)	33.8%	-47.7%	5.5%	28.5%	21.1%	17.7%	32.0%	-14.5%	-24.2%	-17.6%

4                       The Wright Managed Blue Chip Investment Funds

Management Discussion (unaudited) - continued

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in 2009 with a 37.4% gain compared to 26.5% for the S&P 500. The MidCaps lagged slightly in the fourth quarter – an indication that investors may be shifting toward larger issues. The Wright Selected Blue Chip Fund (WSBC) outperformed the S&P MidCap 400 benchmark in three of the four quarters of 2009, including the fourth quarter, when it returned 5.8% compared to 5.6% for the benchmark. For the year, WSBC returned 38.6% compared to the S&P MidCap’s 37.4%. In all of 2009, including the fourth quarter, a key factor in WSBC’s outperformance relative to the mid-cap benchmark was its positioning in the technology sector. WSBC was overweight in technology, one of the best-performing sectors in the index for the quarter and the year, and its stock selection in this sector was superior. An overweight position and strong stock selection in health care also helped the Fund for the quarter and the year. The Fund’s positioning in the financial sector was also positive for the year, though in the fourth quarter its financial holdings did not perform as well as the benchmark’s. Among the individual securities that contributed to the Fund’s outperformance in 2009 were Western Digital (+286%) Health Management Associates (+306%) and Priceline (+197%), while two airlines, JetBlue (-21%) and Alaska Air (-40%), both sold before year-end, were detractors. For the fourth quarter, WellCare Group (+49%), Acxiom (+42%) and Cliffs Natural Resources (+43%) were among the contributors, while Aeropostale and Protective Life, both down 22%, were among the laggards. The WSBC Fund is well positioned to benefit from the shift toward quality stocks that we anticipate for 2010. In the aggregate, WSBC companies had lower current and forward P/E multiples than those in the MidCap 400 with similar expected earnings growth as 2010 began. WSBC continues to be biased to the larger companies in the index and its holdings have better historic earnings growth than the index constituents. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. The WMBC Fund lagged the S&P 500 in 2009, losing a bit more in the first quarter and not rebounding quite as strongly for the rest of the year. For 2009, WMBC returned 17.8% compared to 26.5% for the S&P 500. In the fourth quarter, WMBC returned 5.2% compared to 6.0% for the benchmark. In the first quarter of 2009, the main reason for the WMBC’s underperformance compared to the benchmark was its relative overweight position in financial stocks, which were the worst-performing group in the index for the period. The overweight position in financials was a plus for the second and third quarters. But for the last three quarters of the year, the Fund’s holdings in most sectors did not recover as much as some of the lower-quality issues (based on the Wright Quality Rating and Standard & Poor’s Quality Rating) in the S&P 500 as investors took on more risk. The preference of investors for the smaller stocks in the index in 2009 also worked against the Fund, which is weighted toward the more substantial holdings in the S&P 500. At year end, the median market cap of Fund holdings was twice that of the S&P 500. This low-quality, low-price preference was most pronounced in the second and third quarters of 2009. There were some signs that this focus on riskier issues was abating in the fourth quarter, as WMBC’s holdings in the financial, health care, and information technology sectors outperformed those in the S&P 500. For the full year, health care was the only sector where WMBC outperformed the benchmark. In terms of specific issues, for all of 2009, positive contributors to WMBC’s results included Apple computer (+147%), American Express (+126%) and National-Oilwell (+85%), while detractors included Lexmark (-37%), Xerox (-42%) and Integrys Energy (-38%), all of which have been sold. For the fourth quarter, positive contributors included health care issues Medtronic (+20%) and Wellpoint (+23%), and tech stocks Microsoft (+18%), Harris Corp. (+27%) and Oracle (+18%). Apollo Group (-18%), Jacobs Engineering (-18%, sold) and Citigroup (-15%, sold) detracted from results. The recovery in stocks since March has been driven by rising P/E multiples. In our view, the firm prospect of improving earnings growth will be necessary to take stocks much higher; in the fourth quarter of 2009 and early 2010 there were signs of this transition taking place. WMBC is well positioned to take advantage of an environment in which stock performance is driven by fundamentals, with its bias toward the higher-quality issues in the S&P 500 and an attractive valuation. At year-end 2009, WMBC holdings in the aggregate were priced at lower current and forward P/E multiples than the S&P 500 despite better historic earnings growth and similar forecast earnings growth.

The Wright Managed Blue Chip Investment Funds                                     5

Management Discussion (unaudited) - continued

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The MSCI World ex U.S. Index outperformed the S&P 500 in 2009 with a 33.7% return in dollars, with the dollar’s depreciation against the currencies in the index accounting for the advantage. In local currencies, the MSCI index’s 25.3% was comparable to the 26.5% for the S&P 500. In the fourth quarter of 2009, the MSCI World ex U.S. index returned 2.4% in dollars, behind the S&P 500’s 6.0%. In Q4, an appreciating dollar detracted from the MSCI’s dollar return. The Wright International Blue Chip Fund (WIBC) edged ahead of the MSCI’s performance in 2009 with a 33.8% return. For the fourth quarter, WIBC returned 2.7% compared to 2.4% for the MSCI Index. As in the U.S., international stock markets generally saw lower quality and smaller stocks outperform bigger, stronger companies, though there was some reversal in the fourth quarter. Among the factors that helped WIBC overcome this for the year was its overweight position in financial stocks in the second and third quarters of 2009 when they were strong, and an underweight position in Q4 when the financial sector of the MSCI had a negative return. Strong stock selection in the consumer discretionary, financial and telecom also helped, while weakness in consumer staples and technology detracted from performance. In the fourth quarter, strong stock selection in industrials as well as the WIBC’s positioning in financials contributed to the outperformance. The Fund also got a good contribution from its holdings in Japan. Among individual issues, Swiss Re (+216%), Jardine Cycle & Carriage (+203%) and Rio Tinto (+217%) were among the top contributors for the year, while several financial stocks such as Lloyds Banking Group (-65%, sold), National Bank of Greece (-37%) and Royal Bank of Scotland (-79%, sold) lagged. In the fourth quarter, miners Anglo American (+42%), Rio Tinto (+28%) and BHP Billiton (+18%) were strong contributors, while financials again detracted: Barclays (-24%), ING (-28%), National Bank of Greece (-27%). Moving into 2010, one of WIBC’s main themes in positioning was to focus on companies in Europe and Japan that will benefit from exports to the emerging markets of China and India, which are expected to grow significantly this year. WIBC is well positioned to benefit from a trend back toward quality and also offers attractive value. Its holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current and forward price/earnings ratios and price/cash flow ratio. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios.

6                       The Wright Managed Blue Chip Investment Funds

Management Discussion (unaudited) - continued

FIXED-INCOME FUNDS

The Barclays U.S. Aggregate bond index returned 5.9% in 2009, with its strongest showing in the middle two quarters of the year. After giving a mixed signal in the third quarter, the bond market’s action in the fourth quarter of 2009 appeared to confirm the upbeat economic signal of stocks, with rising Treasury yields, tighter spreads on non-Treasury products and a steepening yield curve. As signs that the economy was pulling out of recession became more numerous later in the year, investors moved away from Treasury securities to take on more risk. Although inflation remained subdued in 2009, inflation expectations as measured by the difference between nominal Treasury bonds and Treasury Inflation-Protected Securities (TIPS) yields rose as investors looked ahead to stronger economic conditions and the eventual inflationary impact of the liquidity that policy makers poured into the economic system to help bring the economy out of its slump. While long-term yields rose for the year and the fourth quarter, the yield on the three month Treasury bill continued to hover around 0.1% as the Fed kept its fed funds rate target near zero. In the statement released after its December 16 policy meeting, the Federal Open Market Committee said that economic activity has picked up and conditions in the financial markets have become more supportive of economic growth. But the Fed still expects that slack resource use will help keep inflation subdued for some time; it therefore plans to maintain the fed funds target near zero for an extended period.

The 10-year Treasury bond yield rose about 160 basis points for all of 2009 and 50 basis points in the fourth quarter. Two-year Treasury bond yields rose about 40 basis points for the year, with about half of that in the fourth quarter. The essentially flat showing of the Barclays U.S. Aggregate bond index in Q4 was due to the 1.3% loss in Treasury bonds as their yields rose. Treasurys were the worst-performing sector of the bond market in Q4 as spreads on non-Treasury sectors continued to tighten on increasing confidence in the recovery. Treasurys lost 3.6% for the full year. Agencys were essentially flat for the fourth quarter and returned 1.9% for the year. Mortgage-backed issues returned 0.6% for the quarter and 5.9% for the year. Investment-grade corporate bonds overall outperformed Treasurys and the Barclays Aggregate by a wide margin in Q4 (returning 1.4%) and year (18.7%). Commercial mortgages were the best performing investment grade fixed-income sector in 2009: up 3.3% for the last quarter and 28.4% for all of 2009 despite concerns about the health of the commercial real estate market. Asset-backed issues had a 1.3% return for the fourth quarter and nearly 25% for the year.

The Fed is winding down some of the programs that helped keep the credit markets functioning during the financial crisis. Nevertheless, we don’t expect a change from its near-zero interest rate policy until late in 2010. Eventually, the flood of liquidity provided by policy makers around the globe and the better growth this stimulation produces will put some upward pressure on inflation, but we don’t expect to see much evidence of this until 2011; in 2010, excess global production and labor capacity is likely to keep inflation tame. As we move through 2010, inflation could be pushing toward 2% – though core inflation should be lower. Bond yields are expected to rise over the coming year, but not to levels that will inhibit economic growth. The Aggregate bond return is expected to be positive over the coming 12 months, reflecting coupon income and more spread tightening on non-Treasury sectors, which will offset rising yields on Treasurys. However, the coming year’s return on the Barclays Aggregate may be quite meager and is unlikely to match that of the last 12 months. We continue to recommend holding a mix of asset classes in long-term investment portfolios. Although bonds lagged stocks in 2009, they significantly outperformed in 2008 with a 5.2% positive return for the Barclays Aggregate compared to a 37% loss for the S&P 500, evidence of the benefits of diversification.

Total Return	2009 Year	2008 Year	2007 Year	2006 Year	2005 Year	2004 Year	2003 Year	2002 Year	2001 Year	2000 Year
Wright Total Return Bond Fund (WTRB)	10.5%	1.7%	5.6%	3.3%	1.5%	3.5%	3.3%	9.0%	5.0%	10.6%
Wright Current Income Fund (WCIF)	6.2%	6.1%	5.8%	3.9%	1.8%	3.3%	1.7%	7.7%	7.2%	10.3%

The Wright Managed Blue Chip Investment Funds                                     7

Management Discussion (unaudited) - continued

WRIGHT TOTAL RETURN BOND FUND

In 2009, the return on the Barclays Capital U.S. Aggregate bond index was 5.9%. The gains in bonds slowed in the fourth quarter of the year as the index returned 0.2%. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, outperformed the Barclays Aggregate in each quarter of 2009. For the year, WTRB returned 10.5% compared to the benchmark’s 5.9% return. In the fourth quarter of 2009, WTRB returned 0.7% compared to 0.2% for the Barclays benchmark. WTRB had a yield of 4.5% for December 2009 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. WTRB’s duration position, which was short compared to the Barclays Aggregate for most of 2009, had a positive impact on performance for the year. In the first half of 2009, the short duration helped as interest rates moved higher. In the third quarter, this short duration worked against the Fund as yields declined, but in Q4 the Fund benefitted from its duration position as rates turned higher again. Towards the end of the year, WTRB’s duration position was moved closer to neutral, based on the view that yields had moved up too fast in Q4, making an interim pullback in yields possible. We expect, however, that rates will move higher by the end of 2010. For the first half of 2009, the WTRB Fund benefitted from being positioned to take advantage of the steepening yield curve. In Q3, the Fund became more neutral to the yield curve, where it remained at the end of the year; a flattening of the yield curve, which would dictate a move from the neutral positioning, is not anticipated in the near term. Most of the WTRB Fund’s 2009 outperformance compared to the Barclays Aggregate resulted from its sector allocation. Being overweight in mortgage-backed and asset-backed securities helped Fund performance during the first quarter since both of these sectors outperformed the Barclays Aggregate index and Treasury bonds for the period. In the remainder of the year, overweight positions in corporate bonds, commercial mortgages, and asset-backed securities gave a significant boost to performance as these sectors significantly outperformed the Aggregate as well as Treasurys and Agencys, where WTRB was underweighted. In the third quarter, WTRB moved to an underweight position in mortgages, which also helped Fund performance since mortgages lagged the Aggregate in the second half of the year. As 2010 got underway, WTRB was maintaining its second-half positioning of being overweight in corporate bonds, commercial mortgage and asset-backed securities. We believe there is room for more spread tightening in these sectors in 2010 as the recovery proceeds and corporate profits improve; however, after the broad-based spread tightening in 2009, more care in the selection of specific issues will be required to generate superior performance in 2010.

WRIGHT CURRENT INCOME FUND

In 2009, the mortgage-backed sector of the bond market outperformed Treasury bonds with a return of 5.9%, just about matching the return of the Barclays Capital U.S. Aggregate bond index. In the fourth quarter, the MBS sector returned 0.6% compared to a return of 0.2% for the Barclays Aggregate. The Wright Current Income Fund (WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the fourth quarter of 2009, WCIF returned 0.6% compared to 0.4% for the GNMA bond index. For all of 2009, WCIF returned 6.2% compared to 5.4% for the GNMA index. For December 2009, the WCIF Fund had a yield of 4.8% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. In addition to its holdings in Ginnie Maes (about 60% of assets at year end), WCIF also held MBS securities backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). These issues slightly outperformed Ginnie Maes in the fourth quarter and full year of 2009, contributing to WCIF’s outperformance relative to the GNMA benchmark. At year-end, about 3% of the WCIF portfolio was invested in non-Agency mortgages. The Fund’s selection of mortgages had a slightly longer duration than the GNMA index during the first nine months of the year. This had little impact on first-half performance and was positive in the third quarter when mortgage rates declined. In Q4, the Fund’s duration moved to slightly shorter than the index, which was positive as mortgage rates rose. Through 2009, the WCIF Fund was overweight in higher coupon issues (average coupon of 6.0% at year end vs 5.3% for the GNMA index) to generate more income. The Fund’s holdings of higher-coupon, well-seasoned bonds contributed to the Fund’s having less negative convexity that the Barclays benchmark, which contributes to a more stable performance when interest rates are volatile.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any of the Wright Managed Investment Funds.

8                       The Wright Managed Blue Chip Investment Funds

Management Discussion (unaudited) - continued

THE U.S. SECURITIES MARKET

The Wright Managed Blue Chip Investment Funds                                     9

Performance Summaries (unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/00 Through 12/31/09

Average Annual Total Return
			Last 1 Yr	Last 5 Yrs	Last 10 Yrs
-	WSBC
		- Return before taxes	38.61%	1.42%	2.93%
		- Return after taxes on distributions	38.61%	-0.11%	1.40%
		- Return after taxes on distributions and sales of fund shares	32.82%	-0.11%	1.40%
-	S&P MidCap 400*		37.38%	3.27%	6.36%

* The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expenses, or taxes.

Industry Weightings
% of net assets @ 12/31/09
Health Care Equipment & Services	10.8%
Software & Services	9.3%
Materials	9.1%
Electronic Equipment & Instruments	8.5%
Retailing	8.3%
Insurance	7.9%
Energy	7.3%
Real Estate	6.0%
Commercial Services & Supplies	4.6%
Utilities	3.3%
Diversified Financials	3.2%
Banks	2.8%
Capital Goods	2.8%
Oil & Gas	2.2%
Pharmaceuticals & Biotechnology	1.9%
Food, Beverage & Tobacco	1.4%
Chemicals	1.3%
Household & Personal Products	1.3%
Consumer Products	1.2%
Machinery	1.0%
Aerospace & Defense	0.8%
Consumer Durables & Apparel	0.8%
Education	0.8%
Telecommunication Services	0.7%
Commercial & Professional Svcs.	0.6%
Computers & Peripherals	0.5%
Communications Equipment	0.3%

Ten Largest Stock Holdings
% of net assets @ 12/31/09
Lincare Holdings, Inc.	2.9%
Sybase, Inc.	2.4%
HCC Insurance Holdings, Inc.	2.0%
MDU Resources Group, Inc.	2.0%
Ross Stores, Inc.	1.9%
Avnet, Inc.	1.9%
Dick’s Sporting Goods, Inc.	1.9%
Energen Corp.	1.8%
NVR, Inc.	1.6%
W.R. Berkley Corp.	1.6%

10                              The Wright Managed Blue Chip Investment Funds

Performance Summaries (unaudited) - continued

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/00 Through 12/31/09

Average Annual Total Return
			Last 1 Yr	Last 5 Yrs	Last 10 Yrs
-	WMBC
		- Return before taxes	17.83%	-0.74%	-3.07%
		- Return after taxes on distributions	17.32%	-1.04%	-3.35%
		- Return after taxes on distributions and sales of fund shares	14.86%	-1.04%	-3.35%
-	S&P 500*		26.46%	0.42%	-0.95%

* The Fund’s average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses, or taxes.

Industry Weightings
% of net assets @ 12/31/09

Pharmaceuticals & Biotechnology	10.2%	Food, Beverage & Tobacco	3.3%
Computers & Peripherals	10.0%	Communications Equipment	2.8%
Energy	9.3%	Media	2.6%
Software & Services	8.5%	Household Durables	2.2%
Insurance	5.8%	Materials	2.2%
Diversified Financials	5.3%	Hotels, Restaurants & Leisure	1.5%
Aerospace	5.1%	Consumer Products	1.4%
Health Care Equipment & Services	5.1%	Consumer Durables & Apparel	1.1%
Retailing	5.0%	Education	0.8%
Telecommunication Services	4.0%	Oil & Gas	0.8%
Capital Goods	3.7%	Automobiles & Components	0.5%
Banks	3.7%	Heavy Machinery	0.4%
Utilities	3.6%	Commercial Services & Supplies	0.3%

Ten Largest Stock Holdings
% of net assets @ 12/31/09

International Business Machines Corp.	4.2%
Hewlett-Packard Co.	3.9%
Chevron Corp.	3.7%
Exxon Mobil Corp.	2.9%
Oracle Corp.	2.9%
Johnson & Johnson	2.8%
Pfizer, Inc.	2.7%
Procter & Gamble Co. (The)	2.2%
Exelon Corp.	2.2%
Apple, Inc.	1.9%

The Wright Managed Blue Chip Investment Funds                                     9

Performance Summaries (unaudited) - continued

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/00 Through 12/31/09

	Average Annual Total Return
		Last 1 Yr	Last 5 Yrs	Last 10 Yrs
−−−−−−	WIBC
	- Return before taxes	33.77%	2.80%	-0.48%
	- Return after taxes on distributions	33.77%	1.84%	-1.05%
	- Return after taxes on distributions and sales of fund shares	28.70%	1.84%	-1.05%
---------	MSCI World ex U.S. Index*	33.67%	4.07%	1.62%

* The Fund’s average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses, or taxes.

Country Weightings
% of net assets @ 12/31/09

United Kingdom	17.2%	Sweden	1.9%
Japan	16.8%	Australia	1.5%
France	14.4%	Denmark	0.9%
Switzerland	9.3%	India	0.6%
Spain	7.6%	Norway	0.6%
Canada	7.1%	Austria	0.5%
Germany	5.0%	China	0.5%
Hong Kong	4.5%	Greece	0.5%
Italy	4.0%	Ireland	0.5%
Netherlands	3.4%	Russia	0.5%
Singapore	2.0%	United Arab Emirates	0.4%

Ten Largest Stock Holdings
% of net assets @ 12/31/09

Telefonica SA	3.1%
ENI SpA (Azioni Ordinarie)	2.6%
AstraZeneca PLC	2.6%
Banco Santander SA	2.3%
HSBC Holdings PLC	2.2%
Barclays PLC (Ordinary)	2.0%
Swiss Reinsurance Co., Ltd.	1.9%
Toronto-Dominion Bank (The)	1.9%
Nestle SA	1.8%
Total SA	1.7%

12                              The Wright Managed Blue Chip Investment Funds

Performance Summaries (unaudited) - continued

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/00 Through 12/31/09

Average Annual Total Return
		Last 1 Yr	Last 5 Yrs	Last 10 Yrs
−−−−−−	WTRB
	- Return before taxes	10.53%	4.50%	5.36%
	- Return after taxes on distributions	8.65%	2.82%	3.54%
	- Return after taxes on distributions and sales of fund shares	7.86%	2.82%	3.48%
---------	Barclays Capital U.S. Aggregate Bond Index*	5.93%	4.97%	6.33%

* The Fund’s average annual return is compared with that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Barclays Capital U.S. Aggregate Bond Index, unlike the Fund, reflects no deductions for fees, expenses, or taxes.

Holdings by Sector
% of net assets @ 12/31/09

Asset-Backed Securities	3.3%
Convertible Bonds	0.8%
Corporate Bonds	38.5%
Mortgage-Backed Securities	37.0%
U.S. Government Agencies	3.3%
U.S. Treasuries	15.3%

Holdings by Credit Quality
% of net assets @ 12/31/09

AA	4%
A	22%
BBB	14%
Agency-Backed Securities	3%
Mortgage-Backed Securities	37%
U.S. Government Agencies	3%
U.S. Treasuries	15%

Five Largest Bond Holdings
% of net assets @ 12/31/09

U.S. Treasury Notes	4.38%	12/15/10	5.1%
U.S. Treasury Notes	4.00%	11/15/12	4.6%
U.S. Treasury Notes	3.88%	05/15/18	2.4%
FNMA Pool #781893	4.50%	11/01/31	2.4%
FNMA Pool #745755	5.00%	12/01/35	2.0%

Weighted Average Maturity
@ 12/31/09	5.8	years

The Wright Managed Blue Chip Investment Funds                                     13

Performance Summaries (unaudited) - continued

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/00 Through 12/31/09

Average Annual Total Return
		Last 1 Yr	Last 5 Yrs	Last 10 Yrs
−−−−−−	WCIF
	- Return before taxes	6.20%	4.74%	5.36%
	- Return after taxes on distributions	4.47%	3.03%	3.39%
	- Return after taxes on distributions and sales of fund shares	4.27%	3.03%	3.39%
---------	Barclays Capital GNMA Backed Bond Index*	5.37%	5.59%	6.30%

*The Fund’s average annual return is compared with that of the Barclays Capital GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays Capital GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays Capital GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses, or taxes.

Holdings by Sector
% of net assets @ 12/31/09
Mortgage-Backed Securities	97.3%

Weighted Average Maturity
@ 12/31/09	4.1 years

Five Largest Bond Holdings
% of net assets @ 12/31/09
GNMA Series 2002-47, Class PG	6.50%	07/16/32	4.5%
GNMA I Pool #697850	5.00%	02/15/39	4.2%
GNMA I Pool #711286	6.50%	10/15/32	3.9%
FNMA Pool #725027	5.00%	11/01/33	3.9%
GNMA Series 1998-21, Class ZB	6.50%	09/20/28	3.6%

14                              The Wright Managed Blue Chip Investment Funds

Fund Expenses (unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the tables is useful in comparing ongoing costs only, and will help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Wright Managed Blue Chip Investment Funds                                     15

Fund Expenses (unaudited) - continued

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (7/1/09-12/31/09)
Actual Fund Shares	$1,000.00	$1,284.40	$8.06
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (7/1/09-12/31/09)
Actual Fund Shares	$1,000.00	$1,178.96	$7.69
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (7/1/09-12/31/09)
Actual Fund Shares	$1,000.00	$1,225.43	$9.65
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,016.53	$8.74

*Expenses are equal to the Fund’s annualized expense ratio of 1.72% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

FIXED INCOME FUNDS

Wright Total Return Bond Fund

	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (7/1/09-12/31/09)
Actual Fund Shares	$1,000.00	$1,049.80	$3.62
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,021.70	$3.57

*Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

Wright Current Income Fund

	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (7/1/09-12/31/09)
Actual Fund Shares	$1,000.00	$1,029.60	$4.60
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.70	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

16                              The Wright Managed Blue Chip Investment Funds

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2009

	Shares	Value
EQUITY INTERESTS - 98.7%
AEROSPACE & DEFENSE - 0.8%
Alliant Techsystems, Inc. *	1,605	$141,673

BANKS - 2.8%
Bank of Hawaii Corp.	3,125	$147,063
Commerce Bancshares, Inc.	2,140	82,861
SVB Financial Group *	5,760	240,134
		$470,058

CAPITAL GOODS - 2.8%
SPX Corp.	4,225	$231,108
Thomas & Betts Corp. *	6,875	246,056
		$477,164

CHEMICALS - 1.3%
Ashland, Inc.	1,665	$65,967
Cytec Industries, Inc.	2,085	75,936
Olin Corp.	4,105	71,920
		$213,823

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
Watson Wyatt Worldwide, Inc. - Class A	1,955	$92,902

COMMERCIAL SERVICES & SUPPLIES - 4.6%
Global Payments, Inc.	4,170	$224,596
Harsco Corp.	3,070	98,946
Manpower, Inc.	3,565	194,578
Navigant Consulting, Inc.*	6,745	100,231
Teleflex, Inc.	2,680	144,425
		$762,776

COMMUNICATIONS EQUIPMENT - 0.3%
CommScope, Inc.*	2,120	$56,244

COMPUTERS & PERIPHERALS - 0.5%
Western Digital Corp.*	1,965	$86,755

CONSUMER DURABLES & APPAREL - 0.8%
Herman Miller, Inc.	8,725	$139,426

CONSUMER PRODUCTS - 1.2%
99 Cents Only Stores*	6,030	$78,812
Priceline.com, Inc.*	540	117,990
		$196,802

DIVERSIFIED FINANCIALS - 3.2%
Affiliated Managers Group, Inc.*	2,065	$139,078
Astoria Finanical Corp.	3,315	41,205
Lender Processing Services, Inc.	2,120	86,199
Raymond James Financial, Inc.	6,932	164,774
SEI Investments Co.	6,085	106,609
		$537,865

EDUCATION - 0.8%
ITT Educational Services, Inc.*	1,450	$139,142

ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.5%
AMETEK, Inc.	3,260	$124,662
Arrow Electronics, Inc.*	7,460	220,891
Avnet, Inc.*	10,620	320,299
Hubbell, Inc. - Class B	4,280	202,444
Lincoln Electric Holdings, Inc.	2,360	126,166
Pentair, Inc.	4,715	152,295
Synopsys, Inc.*	2,730	60,824
Tech Data Corp.*	2,195	102,419
Vishay Intertechnology, Inc.*	13,990	116,817
		$1,426,817

ENERGY - 7.3%
Cimarex Energy Co.	3,620	$191,751
Cliffs Natural Resources, Inc.	1,785	82,271
Comstock Resources, Inc.*	2,275	92,297
Energen Corp.	6,475	303,030
FMC Technologies, Inc.*	3,605	208,513
Helmerich & Payne, Inc.	3,125	124,625
Patterson-UTI Energy, Inc.	5,705	87,572
Superior Energy Services, Inc.*	2,490	60,482
Tidewater, Inc.	1,625	77,919
		$1,228,460

FOOD, BEVERAGE & TOBACCO - 1.4%
PepsiAmericas, Inc.	4,280	$125,233
Ralcorp Holdings, Inc.*	1,330	79,414
Universal Corp.	780	35,576
		$240,223

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     17

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2009 - continued

	Shares	Value
HEALTH CARE EQUIPMENT & SERVICES - 10.8%
Community Health Systems, Inc.*	5,120	$182,272
Health Management Associates, Inc. - Class A*	16,235	118,028
Henry Schein, Inc.*	2,740	144,124
Kindred Healthcare, Inc.*	5,000	92,300
Kinetic Concepts, Inc.*	4,500	169,425
LifePoint Hospitals, Inc.*	7,295	237,160
Lincare Holdings, Inc.*	13,270	492,582
Service Corp. International	10,770	88,206
STERIS Corp.	3,785	105,866
WellCare Health Plans, Inc.*	4,805	176,632
		$1,806,595

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
Church & Dwight Co., Inc.	1,165	$70,424
Tupperware Brands Corp.	3,290	153,215
		$223,639

INSURANCE - 7.9%
American Financial Group, Inc.	4,960	$123,752
Everest Re Group, Ltd.	1,645	140,944
HCC Insurance Holdings, Inc.	11,850	331,445
Protective Life Corp.	6,420	106,251
Reinsurance Group of America, Inc.	2,360	112,454
StanCorp Financial Group, Inc.	5,980	239,320
W.R. Berkley Corp.	10,752	264,929
		$1,319,095

MACHINERY - 1.0%
IDEX Corp.	1,370	$42,676
Wabtec Corp.	3,020	123,337
		$166,013

MATERIALS - 9.1%
Airgas, Inc.	3,180	$151,368
Crane Co.	2,910	89,104
FMC Corp.	1,590	88,658
Joy Global, Inc.	3,840	198,106
Lubrizol Corp.	3,400	248,030
Matthews International Corp. - Class A	1,700	60,231
Minerals Technologies, Inc.	1,285	69,994
Reliance Steel & Aluminum Co.	2,520	108,914
Sonoco Products Co.	3,785	110,711
Steel Dynamics, Inc.	5,470	96,928
Terra Industries, Inc.	4,060	130,691
Timken Co. (The)	5,705	135,266
Worthington Industries, Inc.	2,735	35,746
		$1,523,747

OIL & GAS - 2.2%
Newfield Exploration Co.*	2,800	$135,044
Plains Exploration & Production Co.*	2,975	82,289
Pride International, Inc.*	1,700	54,247
Unit Corp.*	2,090	88,825
		$360,405

PHARMACEUTICALS & BIOTECHNOLOGY - 1.9%
Endo Pharmaceuticals Holdings, Inc.*	9,710	$199,152
Perrigo Co.	2,810	111,950
		$311,102

REAL ESTATE - 6.0%
Duke Realty Corp.	5,070	$61,702
Federal Realty Investment Trust (REIT)	1,260	85,327
Hospitality Properties Trust (REIT)	5,750	136,333
Jones Lang LaSalle, Inc.	2,140	129,256
NVR, Inc.*	385	273,623
SL Green Realty Corp. (REIT)	1,880	94,451
Toll Brothers, Inc.*	3,625	68,186
UDR, Inc.	9,821	161,457
		$1,010,335

RETAILING - 8.3%
Aeropostale, Inc.*	4,847	$165,040
Dick’s Sporting Goods, Inc.*	12,595	313,238
Dollar Tree, Inc.*	4,850	234,255
Guess?, Inc.	3,840	162,431
Phillips-Van Heusen Corp.	3,785	153,974
Rent-A-Center, Inc.*	2,345	41,553
Ross Stores, Inc.	7,535	321,820
		$1,392,311

SOFTWARE & SERVICES - 9.3%
Acxiom Corp.*	10,260	$137,689
Alliance Data Systems Corp.*	1,605	103,667
ANSYS, Inc.*	4,495	195,353
DST Systems, Inc.*	1,965	85,576
F5 Networks, Inc.*	2,580	136,688
Factset Research Systems, Inc.	1,370	90,242
Fair Isaac Corp.	3,550	75,650
Mantech International Corp. - Class A*	1,555	75,075
McAfee, Inc.*	2,015	81,749
Parametric Technology Corp.*	10,805	176,554
Sybase, Inc.*	9,160	397,544
		$1,555,787

See notes to financial statements.

18                              The Wright Managed Blue Chip Investment Funds

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments – As of December 31, 2009 - continued

TELECOMMUNICATION SERVICES - 0.7%
NeuStar, Inc. - Class A*	2,265	$52,186
Syniverse Holdings, Inc.*	3,685	64,414
		$116,600

UTILITIES - 3.3%
MDU Resources Group, Inc.	13,878	$327,521
ONEOK, Inc.	5,165	230,204
		$557,725

TOTAL EQUITY INTERESTS - 98.7%
(identified cost, $14,420,794)		$16,553,484

OTHER ASSETS, LESS LIABILITIES - 1.3%		209,503

NET ASSETS - 100.0%		$16,762,987

REIT - Real Estate Investment Trust
* Non-income producing security.

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     19

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2009

ASSETS:
Investments, at value (identified cost $14,420,794) (Note 1A)	$16,553,484
Cash	202,938
Receivable for fund shares sold	16,677
Dividends receivable	12,597
Prepaid expenses	2,804

Total assets	$16,788,500

LIABILITIES:
Payable for fund shares reacquired	3,250
Payable to affiliate for investment adviser fee	4,523
Accrued expenses and other liabilities	17,740

Total liabilities	$25,513
NET ASSETS	$16,762,987

NET ASSETS CONSIST OF:
Paid-in capital	$16,846,689
Accumulated net realized loss on investments	(2,233,544)
Accumulated undistributed net investment income	17,152
Unrealized appreciation of investments	2,132,690

Net assets applicable to outstanding shares	$16,762,987

SHARES OF BENEFICIAL INTEREST OUTSTANDING	1,995,085
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
OF BENEFICIAL INTEREST	$8.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME (Note 1C)
Dividend income	$205,473
Other Income	7,617
Total investment income	$213,090

Expenses -
Investment adviser fee (Note 3)	$84,577
Administrator fee (Note 3)	16,915

Compensation of Trustees who are not employees of the investment adviser or administrator	13,001
Custodian fee (Note 1F)	57,353
Distribution expenses (Note 4)	35,240
Transfer and dividend disbursing agent fees	25,361
Printing	2,630
Shareholder communications	4,037
Audit services	32,115
Legal services	3,953
Registration costs	20,212
Miscellaneous	7,737
Total expenses	$303,131
Deduct -
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(111,824)
Reduction of custodian fee (Note 1F)	(12)
Total deductions	$(111,836)
Net expenses	$191,295
Net investment income	$21,795

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	$(818,298)
Net change in unrealized appreciation on investments	5,533,574
Net realized and unrealized gain on investments	$4,715,276
Net increase in net assets from operations	$4,737,071

See notes to financial statements.

20                              The Wright Managed Blue Chip Investment Funds

Wright Selected Blue Chip Equities Fund (WSBC)

	Year Ended December 31,
STATEMENTS OF CHANGES IN NET ASSETS	2009	2008
INCREASE (DECREASE) IN NET ASSETS:
From operations -
Net investment income (loss)	$21,795	$(27,533)
Net realized loss on investment transactions	(818,298)	(1,371,940)
Net change in unrealized appreciation (depreciation) on investments	5,533,574	(6,810,349)
Net increase (decrease) in net assets from operations	$4,737,071	$(8,209,822)

Distributions to shareholders (Note 2) -
From net realized gains	$—	$(1,863,251)
Total distributions	$—	$(1,863,251)
Net decrease in net assets from fund share transactions (Note 6)	$(1,337,892)	$(486,111)
Net increase (decrease) in net assets	$3,399,179	$(10,559,184)

NET ASSETS:
At beginning of year	13,363,808	23,922,992
At end of year	$16,762,987	$13,363,808
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$17,152	$-

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     21

Wright Selected Blue Chip Equities Fund (WSBC)

	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2009	2008	2007	2006	2005

Net asset value, beginning of year	$6.060	$11.100	$12.270	$13.030	$13.226

Income (loss) from investment operations:
Net investment income (loss) (1)(3)	$0.011	$(0.013)	$(0.013)	$(0.034)	$(0.053)
Net realized and unrealized gain (loss)	2.331	(4.121)	1.340	0.529	1.476
Total income (loss) from investment operations	$2.342	$(4.134)	$1.327	$0.495	$1.423

Less distributions:
From net investment income	$-	$-	$(0.016)	$-	$-
From net realized gains	-	(0.906)	(2.481)	(1.255)	(1.619)
Total distributions	$-	$(0.906)	$(2.497)	$(1.255)	$(1.619)

Net asset value, end of year	$8.402	$6.060	$11.100	$12.270	$13.030

Total Return (2)	38.61%	(39.81)%	11.59%	3.77%	11.09%

Ratios/Supplemental Data (1):
Net assets, end of period (000 omitted)	$16,763	$13,364	$23,923	$38,352	$47,652
Ratios (As a percentage of average daily net assets):
Net expenses	1.36%	1.26%	1.26%	1.26%	1.27%
Net expenses after custodian fee reduction	1.36%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.15%	(0.15)%	(0.10)%	(0.27)%	(0.18)%

Portfolio turnover rate	40%	72%	67%	66%	110%

(1)For the years ended December 31,  2009, 2008, 2007, 2006, and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

	2009	2008	2007	2006	2005

Net investment loss per share(3)	$(0.043)	$(0.068)	$(0.064)	$(0.058)	$(0.111)
Ratios (As a percentage of average daily net assets):
Expenses	2.15%	1.90%	1.66%	1.46%	1.45%
Expenses after custodian fee reduction	2.15%	1.89%	1.66%	1.44%	1.43%
Net investment loss	(0.64)%	(0.79)%	(0.51)%	(0.46)%	(0.38)%

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Computed using average shares outstanding.

See notes to financial statements.

22                              The Wright Managed Blue Chip Investment Funds

Wright Major Blue Chip Equities Fund (WMBC)

Portfolio of Investments – As of December 31, 2009

AEROSPACE - 5.1%
General Dynamics Corp.	5,205	$354,825
Honeywell International, Inc.	5,950	233,240
Northrop Grumman Corp.	8,055	449,872
Raytheon Co.	3,655	188,306
United Technologies Corp.	2,495	173,178
		$1,399,421
AUTOMOBILES & COMPONENTS - 0.5%
Ford Motor Co.*	14,780	$147,800

BANKS - 3.7%
Bank of America Corp.	23,580	$355,115
Bank of New York Mellon Corp. (The)	4,525	126,564
Hudson City Bancorp, Inc.	10,055	138,055
Wells Fargo & Co.	14,580	393,514
		$1,013,248
CAPITAL GOODS - 3.7%
General Electric Co.	33,140	$501,408
Lockheed Martin Corp.	6,950	523,683
		$1,025,091
COMMERCIAL SERVICES & SUPPLIES - 0.3%
RR Donnelley & Sons Co.	3,665	$81,620

COMMUNICATIONS EQUIPMENT - 2.8%
Cisco Systems, Inc.*	4,525	$108,329
Harris Corp.	7,245	344,500
L-3 Communications Holdings, Inc.	2,355	204,767
QUALCOMM, Inc.	2,235	103,391
		$760,987
COMPUTERS & PERIPHERALS - 10.0%
Apple, Inc.*	2,495	$526,096
Hewlett-Packard Co.	20,615	1,061,879
International Business Machines Corp.	8,825	1,155,193

		$2,743,168
CONSUMER DURABLES & APPAREL - 1.1%
D.R. Horton, Inc.	14,050	$152,724
Coach, Inc.	3,895	142,284
		$295,008
CONSUMER PRODUCTS - 1.4%
Pactiv Corp.*	9,215	$222,450
Priceline.com, Inc.*	745	162,783
		$385,233
DIVERSIFIED FINANCIALS - 5.3%
American Express Co.	8,085	$327,604
Discover Financial Services	9,045	133,052
Federated Investors, Inc. - Class B	4,560	125,400
Goldman Sachs Group, Inc. (The)	2,700	455,868
JP Morgan Chase & Co.	2,905	121,051
PNC Financial Services Group, Inc.	5,450	287,706
		$1,450,681
EDUCATION - 0.8%
Apollo Group, Inc. - Class A*	3,525	$213,544

ENERGY - 9.3%
Chesapeake Energy Corp.	4,395	$113,743
Chevron Corp.	13,105	1,008,954
ENSCO International PLC, ADR	4,400	175,736
Exxon Mobil Corp.	11,765	802,255
National Oilwell Varco, Inc.	9,730	428,996
		$2,529,684
FOOD, BEVERAGE & TOBACCO - 3.3%
Altria Group, Inc.	14,435	$283,359
Archer-Daniels-Midland Co.	10,830	339,087
Coca-Cola Enterprises, Inc.	7,870	166,844
Pepsi Bottling Group, Inc. (The)	3,195	119,813
		$909,103
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
Aetna, Inc.	3,025	$95,892
Coventry Health Care, Inc.*	4,100	99,589
Express Scripts, Inc.*	3,605	311,652
Humana, Inc.*	3,530	154,932
Medtronic, Inc.	7,170	315,337
UnitedHealth Group, Inc.	2,095	63,856
WellPoint, Inc.*	6,000	349,740
		$1,390,998
HEAVY MACHINERY - 0.4%
Dover Corp.	2,340	$97,367

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     23

Wright Major Blue Chip Equities Fund (WMBC)

Portfolio of Investments – As of December 31, 2009 - continued

HOTELS, RESTAURANTS & LEISURE - 1.5%
McDonald’s Corp.	4,870	$304,083
Wyndham Worldwide Corp.	5,640	113,759
		$417,842
HOUSEHOLD DURABLES - 2.2%
Procter & Gamble Co. (The)	9,895	$599,934

INSURANCE - 5.8%
Aflac, Inc.	5,685	$262,931
Chubb Corp.	7,700	378,686
CIGNA Corp.	2,890	101,930
Genworth Financial, Inc. - Class A*	9,680	109,868
MetLife, Inc.	6,860	242,501
Progressive Corp. (The)*	6,875	123,681
Torchmark Corp.	2,215	97,349
Travelers Cos, Inc. (The)	3,590	178,997
Unum Group	4,710	91,939
		$1,587,882
MATERIALS - 2.2%
Ball Corp.	2,145	$110,896
Bemis Co., Inc.	4,210	124,826
CF Industries Holdings, Inc.	2,100	190,638
Freeport-McMoRan Copper & Gold, Inc.*	1,070	85,910
Nucor Corp.	1,720	80,238
		$592,508
MEDIA - 2.6%
Comcast Corp. - Class A	19,195	$323,628
McGraw-Hill Cos., Inc. (The)	4,790	160,513
Omnicom Group, Inc.	2,620	102,573
Viacom, Inc. - Class B*	4,115	122,339
		$709,053
OIL & GAS - 0.8%
FMC Technologies, Inc.*	3,840	$222,106

PHARMACEUTICALS & BIOTECHNOLOGY - 10.2%
Amgen, Inc.*	7,845	$443,792
Biogen Idec, Inc.*	2,240	119,840
Forest Laboratories, Inc.*	4,175	134,059
Johnson & Johnson	12,080	778,073
McKesson Corp.	1,740	108,750
Merck & Co., Inc.	4,950	180,873
Pfizer, Inc.	40,495	736,604
Watson Pharmaceuticals, Inc.*	7,115	281,825
		$2,783,816
RETAILING - 5.0%
Big Lots, Inc.*	4,415	$127,947
CVS Caremark Corp.	6,490	209,043
Family Dollar Stores, Inc.	2,155	59,974
Gap, Inc. (The)	6,070	127,167
Staples, Inc.	4,515	111,024
Sherwin-Williams Co. (The)	4,345	267,869
Wal-Mart Stores, Inc.	8,610	460,205
		$1,363,229
SOFTWARE & SERVICES - 8.5%
Automatic Data Processing, Inc.	1,600	$68,512
BMC Software, Inc.*	5,975	239,597
CA, Inc.	9,550	214,493
Computer Sciences Corp.*	2,510	144,400
Compuware Corp.*	11,220	81,121
EMC Corp.*	3,505	61,232
Fiserv, Inc.*	2,180	105,686
Google, Inc. - Class A*	385	238,692
Microsoft Corp.	12,205	372,130
Oracle Corp.	32,405	795,219
		$2,321,082
TELECOMMUNICATION SERVICES - 4.0%
AT&T, Inc.	17,905	$501,877
CenturyTel, Inc.	2,925	105,914
Verizon Communications, Inc.	14,715	487,508
		$1,095,299
UTILITIES - 3.6%
Constellation Energy Group, Inc.	8,625	$303,341
Exelon Corp.	12,075	590,105
FPL Goup, Inc.	1,630	86,096
		$979,542
TOTAL EQUITY INTERESTS - 99.2%
(identified cost, $26,885,832)		$27,115,246

OTHER ASSETS, LESS LIABILITIES - 0.8%		222,109
NET ASSETS - 100.0%		$27,337,355

ADR - American Depositary Receipt
PLC - Public Limited Company
* Non-income producing security.

See notes to financial statements.

24                              The Wright Managed Blue Chip Investment Funds

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2009

ASSETS:
Investments, at value (identified cost $26,885,832) (Note 1A)	$27,115,246
Cash	335,270
Receivable for fund shares sold	9,502
Dividends receivable	24,484
Prepaid expenses	3,389
Total assets	$27,487,891

LIABILITIES:
Payable for fund shares reacquired	$115,321
Payable to affiliate for investment adviser fee	13,885
Payable to affiliate for distribution expenses	149
Accrued expenses and other liabilities	21,181
Total liabilities	$150,536
NET ASSETS	$27,337,355

NET ASSETS CONSIST OF:
Paid-in capital	$47,901,124
Accumulated net realized loss on investments	(20,795,234)
Accumulated undistributed net investment income	2,051
Unrealized appreciation of investments	229,414
Net assets applicable to outstanding shares	$27,337,355

SHARES OF BENEFICIAL INTEREST OUTSTANDING	2,515,386

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME (Note 1C)
Dividend income	$780,713
Other income	15,894
Total investment income	$796,607

Expenses -
Investment adviser fee (Note 3)	$198,188
Administrator fee (Note 3)	39,638
Compensation of Trustees who are not employees of the investment adviser or administrator	12,999
Custodian fee (Note 1F)	70,976
Distribution expenses (Note 4)	82,579
Transfer and dividend disbursing agent fees	24,392
Printing	4,679
Shareholder communications	4,760
Audit services	33,465
Legal services	10,630
Registration costs	19,967
Miscellaneous	8,961
Total expenses	$511,234
Deduct -
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(63,823)
Reduction of custodian fee (Note 1F)	(37)
Total deductions	$(63,860)
Net expenses	$447,374
Net investment income	$349,233

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	$(3,186,606)
Net change in unrealized appreciation on investments	8,788,094
Net realized and unrealized gain on investments	$5,601,488
Net increase in net assets from operations	$5,950,721

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     25

Wright Major Blue Chip Equities Fund (WMBC)

	Year Ended December 31,
STATEMENTS OF CHANGES IN NET ASSETS	2009	2008
DECREASE IN NET ASSETS:
Net investment income	$349,233	$390,585
Net realized loss on investment transactions	(3,186,606)	(2,313,558)
Net change in unrealized appreciation (depreciation) on investments	8,788,094	(17,276,483)
Net increase (decrease) in net assets from operations	$5,950,721	$(19,199,456)

Distributions to shareholders (Note 2) -
From net investment income	$(338,949)	$(399,235)
Total distributions	$(338,949)	$(399,235)
Net decrease in net assets from fund share transactions (Note 6)	$(10,758,001)	$(5,667,495)
Net decrease in net assets	$(5,146,229)	$(25,266,186)

NET ASSETS:
At beginning of year	32,483,584	57,749,770
At end of year	$27,337,355	$32,483,584

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$2,051	$7,661

See notes to financial statements.

26                             The Wright Managed Blue Chip Investment Funds

Wright Major Blue Chip Equities Fund (WMBC)

	Year Ended December 31,
FINANCIAL HIGHLIGHTS	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.340	$14.520	$13.790	$12.420	$11.780

Income (loss) from investment operations:
Net investment income(1) (3)	$0.099	$0.104	$0.091	$0.062	$0.077
Net realized and unrealized gain (loss)	1.562	(5.169)	0.728	1.374	0.651
Total income (loss) from investment operations	$1.661	$(5.065)	$0.819	$1.436	$0.728

Less distributions:
From net investment income	$(0.133)	$(0.115)	$(0.089)	$(0.066)	$(0.088)
Total distributions	$(0.133)	$(0.115)	$(0.089)	$(0.066)	$(0.088)

Net asset value, end of year	$10.868	$9.340	$14.520	$13.790	$12.420
Total Return(2)	17.83%	(34.85)%	5.96%	11.57%	6.20%

Ratios/Supplemental Data(1):
Net assets, end of year (000 omitted)	$27,337	$32,484	$57,750	$63,276	$66,742
Ratios (As a percentage of average daily net assets):
Net expenses	1.36%	1.26%	1.26%	1.26%	1.26%
Net expenses after custodian fee reduction	1.36%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.06%	0.86%	0.63%	0.48%	0.66%
Portfolio turnover rate	69%	58%	55%	97%	82%

(1)For the years ended December 31,  2009, 2008, 2007, 2006, and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2009	2008	2007	2006	2005
Net investment income per share(3)	$0.081	$0.091	$0.088	$0.062	$0.077
Ratios (As a percentage of average daily net assets):
Expenses	1.55%	1.37%	1.28%	1.28%	1.26%
Expenses after custodian fee reduction	1.55%	1.36%	1.27%	1.27%	1.25%
Net investment income	0.86%	0.75%	0.61%	0.46%	0.66%

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Computed using average shares outstanding.

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     27

Wright International Blue Chip Equities Fund (WIBC)

Portfolio of Investments – As of December 31, 2009

	Shares	Value
EQUTY INTERESTS – 99.7%

AUSTRALIA - 1.5%
BHP Billiton, Ltd.	22,874	$887,053
Sims Metal Management, Ltd.	7,216	144,072
		$1,031,125
AUSTRIA - 0.5%
Erste Group Bank AG	6,257	$233,946
Voestalpine AG	3,888	143,362
		$377,308
CANADA - 7.1%
Canadian National Railway Co.	11,646	$636,983
Cenovus Energy, Inc.	15,652	395,648
CGI Group, Inc. - Class A*	61,517	835,601
EnCana Corp.	15,652	509,267
Methanex Corp.	13,799	270,228
Research in Motion, Ltd.*	7,260	491,895
Teck Resources, Ltd. - Class B*	12,299	431,964
Toronto-Dominion Bank (The)	20,352	1,280,505
		$4,852,091
CHINA- 0.5%
Xinao Gas Holdings, Ltd.	132,000	$340,467

DENMARK- 0.9%
Carlsberg A/S - Class B	8,185	$606,033

FRANCE - 14.4%
AXA SA (Actions Ordinaires)	18,786	$445,806
BNP Paribas	13,484	1,081,450
Bouygues SA	13,246	692,246
Casino Guichard Perrachon SA	10,717	961,474
Cie de Saint-Gobain	8,352	456,194
Danone	14,965	919,604
France Telecom SA	10,296	257,479
Lagardere SCA	9,053	369,011
Renault SA*	6,982	362,631
Sanofi-Aventis SA	9,523	752,291
Schneider Electric SA	3,511	411,959
Societe Generale	6,774	475,745
Technip SA	4,947	350,627
Total SA	17,616	1,137,481
Vallourec SA	3,993	727,863

FRANCE - continued
Vinci SA	4,463	$252,738
Vivendi SA	8,076	240,952
		$9,895,551
GERMANY - 5.0%
Adidas AG	5,617	$304,388
BASF SE	16,311	1,017,059
Henkel AG & Co. KGaA (Preferred Stock)	6,794	355,108
MAN SE	3,709	289,702
Muenchener Rueckversicherungs-Gesellschaft AG	2,612	407,248
RWE AG	3,563	347,412
SAP AG	9,297	440,182
Siemens AG	3,228	297,380
		$3,458,479
GREECE - 0.5%
National Bank of Greece SA*	7,165	$186,068
OPAP SA	7,781	171,252
		$357,320
HONG KONG - 4.5%
BOC Hong Kong Holdings, Ltd.	131,000	$298,693
Cheung Kong Holdings, Ltd.	32,000	413,926
CLP Holdings, Ltd. (Ordinary)	155,000	1,048,452
Henderson Land Development Co., Ltd.	48,000	362,752
Hong Kong Exchanges & Clearing, Ltd.	24,700	444,049
Sun Hung Kai Properties, Ltd.	37,000	554,949
		$3,122,821
INDIA - 0.6%
ICICI Bank, Ltd., ADR	10,888	$410,586

IRELAND - 0.5%
CRH PLC	12,240	$333,841

ITALY - 4.0%
Enel SpA	171,728	$997,250
ENI SpA (Azioni Ordinarie)	69,498	1,774,877
		$2,772,127
JAPAN - 16.8%
Asics Corp.	23,000	$205,306
Astellas Pharma, Inc.	24,000	891,992
Honda Motor Co., Ltd.	23,000	768,355

See notes to financial statements.

28                             The Wright Managed Blue Chip Investment Funds

Wright International Blue Chip Equities Fund (WIBC)

Portfolio of Investments – As of December 31, 2009 - continued

JAPAN - continued
ITOCHU Corp.	94,000	$688,630
Komatsu, Ltd.	11,000	228,519
Makita Corp.	23,800	810,419
Marubeni Corp.	123,000	675,149
Mitsubishi Corp.	43,000	1,064,665
Mitsui & Co., Ltd.	37,000	521,048
NHK Spring Co., Ltd	30,000	277,459
Nidec Corp.	3,800	348,590
Nippon Steel Corp.	75,000	302,111
Nippon Telegraph & Telephone Corp.	14,000	548,902
Nissan Motor Co., Ltd.*	92,900	808,303
Nomura Research Institute, Ltd.	9,000	177,013
NTT DoCoMo, Inc.	244	339,679
Point, Inc.	3,020	168,688
Sankyo Co., Ltd.	11,700	583,146
Shimamura Co., Ltd.	1,900	180,826
Shin-Etsu Chemical Co., Ltd.	10,600	595,499
Sumitomo Corp.	64,200	650,310
Tokyo Electron, Ltd.	5,900	375,187
Tokyu Land Corp.	95,000	348,998
		$11,558,794
NETHERLANDS - 3.4%
ING Groep NV (Aandeel)*	30,583	$302,765
Koninklijke KPN NV	40,096	681,128
Randstad Holding NV*	7,736	387,363
Royal Dutch Shell PLC - Class B	32,519	951,278
		$2,322,534
NORWAY - 0.6%
Telenor ASA*	31,113	$436,523

RUSSIA - 0.5%
Lukoil OAO, ADR	1,477	$84,632
Mechel, ADR	13,424	252,640
		$337,272
SINGAPORE - 2.0%
DBS Group Holdings, Ltd.	31,000	$340,041
Jardine Cycle & Carriage, Ltd.	55,000	1,057,730
		$1,397,771
SPAIN - 7.6%
Acciona SA	2,232	$291,735
Banco Bilbao Vizcaya Argentaria SA	28,247	515,913
Banco Santander SA	96,154	1,593,402
Mapfre SA	96,805	406,534

SPAIN - continued
Repsol YPF SA (Accion)	12,287	$330,099
Telefonica SA	75,348	2,110,219
		$5,247,902
SWEDEN - 1.9%
Peab AB	55,235	$355,851
SKF AB - Class B	24,546	424,908
TeliaSonera AB	67,976	493,628
		$1,274,387
SWITZERLAND - 9.3%
ABB, Ltd.	13,970	$269,467
Adecco SA	6,383	352,261
Credit Suisse Group AG	7,600	376,416
Holcim, Ltd.*	3,184	247,944
Nestle SA	25,133	1,220,485
Novartis AG	13,578	742,111
Roche Holding AG	4,138	703,710
Swiss Reinsurance Co., Ltd.	27,715	1,338,095
Xstrata PLC*	23,395	423,507
Zurich Financial Services AG (Inhaberaktie)	3,236	709,024
		$6,383,020
UNITED ARAB EMIRATES - 0.4%
Dragon Oil PLC*	42,039	$263,740

UNITED KINGDOM - 17.2%
AstraZeneca PLC	37,446	$1,759,969
Aviva PLC	57,746	371,046
BAE Systems PLC	75,220	436,681
Barclays PLC (Ordinary)	303,610	1,353,184
BG Group PLC	9,859	178,631
BHP Billiton PLC	26,750	861,784
BP PLC	78,555	761,127
British American Tobacco PLC	11,901	387,537
Carnival PLC*	11,672	402,416
GlaxoSmithKline PLC	29,570	630,076
HSBC Holdings PLC	132,137	1,512,446
Investec PLC	37,349	256,390
Man Group PLC	60,356	300,682
Next PLC	7,916	266,273
Rio Tinto PLC	10,737	587,780
Sage Group PLC (The)	75,015	266,503
Schroders PLC	19,576	420,443
Unilever PLC	7,806	251,354
Vodafone Group PLC	210,015	487,348
WPP PLC	36,194	356,240
		$11,847,910

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     29

Wright International Blue Chip Equities Fund (WIBC)

Portfolio of Investments – As of December 31, 2009 - continued

TOTAL EQUITY INTERESTS - 99.7%
(identified cost, $59,305,468)	$68,627,602

OTHER ASSETS, LESS LIABILITIES - 0.3%	211,328

NET ASSETS - 100.0%	$68,838,930

ADR - American Depositary Receipt
PLC - Public Limited Company

* Non-income producing security.

Portfolio Composition By Sector % of net assets at December 31, 2009 (unaudited)
Financials	24.4%
Industrials	14.3%
Consumer Discretionary	10.7%
Energy	9.8%
Materials	9.5%
Health Care	8.0%
Telecommunication Services	7.8%
Consumer Staples	6.9%
Other	8.6%

See notes to financial statements.

30                             The Wright Managed Blue Chip Investment Funds

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2009

ASSETS:
Investments, at value (identified cost $59,305,468) (Note 1A)	$68,627,602
Foreign currency, at value (cost $13,521) (Note 1A)	13,563
Cash	44,496
Receivable for fund shares sold	206,166
Dividends receivable	37,090
Receivable for securities lending	438
Tax reclaims receivable	95,045
Prepaid expenses	3,090
Total assets	$69,027,490

LIABILITIES:
Payable for fund shares reacquired	$86,479
Payable to affiliate for investment adviser fee	46,881
Payable to affiliate for distribution expenses	14,650
Accrued expenses and other liabilities	40,550
Total liabilities	$188,560
NET ASSETS	$68,838,930

NET ASSETS CONSIST OF:
Paid-in capital	$114,152,696
Accumulated net realized loss on investments and foreign currency	(55,714,421)
Accumulated undistributed net investment income	1,069,322
Unrealized appreciation on investments and foreign currency	9,331,333
Net assets applicable to outstanding shares	$68,838,930

SHARES OF BENEFICIAL INTEREST OUTSTANDING	4,760,172

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$14.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME (Note 1C)
Dividend income (net of foreign taxes, $251,930)	$2,020,149
Income from securities lending (net)	87,309
Other income	53,822
Total Investment Income	$2,161,280

Expenses -
Investment adviser fee (Note 3)	$510,910
Administrator fee (Note 3)	108,568
Compensation of Trustees who are not employees of the investment adviser or administrator	13,000
Custodian fee (Note 1F)	95,194
Distribution expenses (Note 4)	159,660
Transfer and dividend disbursing agent fees	43,106
Printing	7,101
Shareholder communications	11,680
Audit services	34,155
Legal services	21,477
Registration costs	21,455
Miscellaneous	17,046
Total expenses	$1,043,352
Deduct -
Reduction of custodian fee (Note 1F)	$(39)
Net expenses	$1,043,313
Net investment income	$1,117,967

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss -
Investment transactions	$(19,731,248)
Foreign currency transactions	(48,645)
Net realized loss	$(19,779,893)
Change in unrealized appreciation (depreciation) -
Investments	$36,860,499
Foreign currency	(28,469)
Net change in unrealized appreciation (depreciation)	$36,832,030
Net realized and unrealized gain on investments and foreign currency	$17,052,137
Net increase in net assets from operations	$18,170,104

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     31

Wright International Blue Chip Equities Fund (WIBC)

	Year Ended December 31,
STATEMENTS OF CHANGES IN NET ASSETS	2009	2008
INCREASE (DECREASE) IN NET ASSETS:
From operations -
Net investment income	$1,117,967	$3,554,025
Net realized loss on investment and foreign currency transactions	(19,779,893)	(34,680,086)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	36,832,030	(46,890,575)
Net increase (decrease) in net assets from operations	$18,170,104	$(78,016,636)

Distributions to shareholders (Note 2) -
From net investment income	$—	$(3,451,012)
From net realized gains	—	(4,298,181)
Tax return of capital	—	(48,984)
Total distributions	$—	$(7,798,177)
Net decrease in net assets from fund share transactions (Note 6)	$(16,476,708)	$(30,647,579)
Net increase (decrease) in net assets	$1,693,396	$(116,462,392)

NET ASSETS:
At beginning of year	67,145,534	183,607,926
At end of year	$68,838,930	$67,145,534

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$1,069,322	$—

See notes to financial statements.

32                             The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds

Wright International Blue Chip Equities Fund (WIBC)

	Year Ended December 31,
FINANCIAL HIGHLIGHTS	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.810	$22.470	$22.830	$18.060	$15.070

Income (loss) from investment operations:
Net investment income(1)	$0.208	$0.483	$0.434	$0.255	$0.129
Net realized and unrealized gain (loss)	3.443	(11.002)	0.755	4.859	3.028
Total income (loss) from investment operations	$3.651	$(10.519)	$1.189	$5.114	$3.157

Less distributions:
From net investment income	$—	$(0.575)	$(0.491)	$(0.320)	$(0.167)
From net realized gains	—	(0.558)	(1.058)	(0.024)	–
Tax return of capital	—	(0.008)	–	–	–
Total distributions	$—	$(1.141)	$(1.549)	$(0.344)	$(0.167)
Net asset value, end of year	$14.461	$10.810	$22.470	$22.830	$18.060

Total Return(2)	33.77%	(47.74)%	5.50%	28.49%	21.13%

Ratios/Supplemental data:
Net assets, end of year (000 omitted)	$68,839	$67,146	$183,608	$218,201	$109,897
Ratios (As a percentage of average daily net assets):
Net expenses	1.63%	1.54%	1.49%	1.46%	1.66%
Net expenses after custodian fee reduction	1.63%	1.53%	1.47%	1.37%	1.62%
Net investment income	1.75%	2.71%	1.82%	1.26%	0.81%
Portfolio turnover rate	63%	82%	138%	116%	99%

(1)Computed using average shares outstanding.

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     33

Wright Managed Equity Trust

Notes to Financial Statements

1.Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (WSBC), Wright Major Blue Chip Equities Fund (WMBC) and Wright International Blue Chip Equities Fund (WIBC) (the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B.Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis.  Realized gains and losses on investments sold are determined on the basis of identified cost.

C.Income – Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D.Federal Taxes – Each fund’s policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31, 2009, WSBC, WMBC and WIBC, for federal income tax purposes, had capital loss carryforwards of $2,193,372, $20,781,823 and

34                             The Wright Managed Blue Chip Investment Funds

Wright Managed Equity Trust

Notes to Financial Statements - continued

$53,550,800, respectively, which will reduce each fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WSBC	WMBC	WIBC
2010	$–	$12,738,080	$-
2011	–	2,230,768	–
2016	640,031	875,589	18,850,926
2017	1,553,341	4,937,386	34,699,874

Additionally, at December 31, 2009, WSBC had net capital losses of $7,815, attributable to security transactions incurred after October 31, 2009. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service.

E.Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F.Expense Reduction – State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Effective January 4, 2010, Union Bank of California, N.A. (Union Bank) will serve as custodian to the Funds.

G.Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H.Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I.Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The Wright Managed Blue Chip Investment Funds                                     35

Wright Managed Equity Trust

Notes to Financial Statements - continued

2.Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2009, and December 31, 2008, was as follows:

Year Ended 12/31/09	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$–	$338,949	$–
Long-term capital gains	–	–	–
Tax return of capital	–	–	–

Year Ended 12/31/08	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$115,945	$399,235	$3,451,012
Long-term capital gains	1,747,306	–	4,298,181
Tax return of capital	–	–	48,984

During the year ended December 31, 2009, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts, and class action income.

Increase (decrease):	WSBC	WMBC	WIBC
Paid-in capital	$-	$-	$-
Accumulated net realzed gain (loss)	4,643	15,894	48,645
Accumulated undistributed net investment income (loss)	(4,643)	(15,894)	(48,645)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$16,687	$2,051	$1,069,322
Capital loss carryforward and post October losses	(2,201,187)	(20,781,823)	(53,550,800)
Net unrealized appreciation	2,100,798	216,003	7,167,711

36                             The Wright Managed Blue Chip Investment Funds

Wright Managed Equity Trust

Notes to Financial Statements - continued

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and distributions from real estate investment trusts.

3.Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. For WIBC, the fee is computed at an annual rate of 0.80% of its average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For WSBC and WMBC, the fee is computed at an annual rate of 0.60% of their average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

	Investment Adviser Fee	Effective Annual Rate
WSBC	$84,577	0.60%
WMBC	198,188	0.60%
WIBC	510,910	0.60%

For the period January 1, 2009, through November 30, 2009, the administrator fee was earned by Eaton Vance Management (Eaton Vance) for administering the business affairs of each Fund.  The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Effective December 1, 2009, Wright serves as the administrator to the Funds.  The administration fees paid to Wright are at the same rates previously paid under the Administration Agreement with the prior administrator, Eaton Vance.  Pursuant to a Sub-Administration Agreement dated December 1, 2009, Wright appointed Atlantic Fund Administration, LLC (Atlantic) as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator.  The sub-administration fee is paid by Wright.

For the year ended December 31, 2009, the administrator fee for WSBC, WMBC and WIBC amounted to $16,915, $39,638 and $108,568, respectively. Wright also waived and/or reimbursed expenses for WSBC and WMBC (see Note 4).

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.

4.Distribution and Service Plans

The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2009, for WSBC, WMBC and WIBC were $35,240, $82,579 and $159,660, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2009, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 1.40% (1.25% prior to May 1, 2009) of the average daily net assets of each of WSBC and WMBC through April 30, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $111,824 and $63,823 for WSBC and WMBC, respectively.

The Wright Managed Blue Chip Investment Funds                                     37

Wright Managed Equity Trust

Notes to Financial Statements - continued

5.Investment Transactions

Purchases and sales of investments, other than short-term securities, were as follows:

	Year Ended December 31, 2009
	WSBC	WMBC	WIBC
Purchases	$5,671,172	$22,293,364	$40,186,996
Sales	$6,727,723	$32,851,080	$54,843,173

6.Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Sold	215,260	$1,502,588	427,666	$2,870,659
Issued to shareholders in payment of distributions declared–	–	192,784	1,704,210
Redemptions	(425,279)	(2,840,480)	(571,344)	(5,060,980)
Net increase (decrease)	(210,019)	$(1,337,892)	49,106	$(486,111)
WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Sold	893,986	$7,946,834	604,845	$7,164,833
Issued to shareholders in payment of distributions declared	25,410	270,513	34,851	314,669
Redemptions	(1,883,001)	(18,975,348)	(1,138,917)	(13,146,997)
Net increase (decrease)	(963,605)	$(10,758,001)	(499,221)	$(5,667,495)
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Sold	982,921	$11,778,461	1,072,677	$19,169,564
Issued to shareholders in payment of distributions declared	–	–	435,264	6,310,860
Redemptions	(2,433,845)	(28,255,506)	(3,468,134)	(56,133,850)
Redemption fees	–	337	–	5,847
Net decrease	(1,450,924)	$(16,476,708)	(1,960,193)	$(30,647,579)

7.Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2009, as determined on a federal income tax basis, were as follows:

	Year Ended December 31, 2009
	WSBC	WMBC	WIBC
Aggregate cost	$14,452,686	$26,899,243	$61,482,611
Gross unrealized appreciation	$3,019,822	$2,826,797	$10,358,869
Gross unrealized depreciation	(919,024)	(2,610,794)	(3,200,315)
Net unrealized appreciation	$2,100,798	$216,003	$7,158,554

38                             The Wright Managed Blue Chip Investment Funds

Wright Managed Equity Trust

Notes to Financial Statements - continued

8.Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions.  Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a commitment fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. Effective December 31, 2009, the Funds have terminated the line of credit, and therefore, as of that date, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (excluding commitment fees) for the year ended December 31, 2009, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$64,164	$290,608	$287,537
Average interest rate	1.2%	1.3%	1.2%

9.Risks Associated With Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10.Securities Lending Agreement

During the year, WIBC had established a securities lending agreement with SSBT as securities lending agent in which WIBC lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street Navigator Securities Lending Prime Portfolio (the Portfolio). WIBC earned interest on the amount invested in the Portfolio, but it must pay to or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fee and interest income earned is offset by the broker rebate fees paid of $1,764 for the year ended December 31, 2009. In the event of counterparty default, WIBC is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. WIBC bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. WIBC had the right under the securities lending agreement to recover the securities from the borrower on demand. Effective December 10, 2009, WIBC has terminated the securities lending agreement, and therefore, as of December 31, 2009, there were no securities on loan.

The Wright Managed Blue Chip Investment Funds                                     39

Wright Managed Equity Trust

Notes to Financial Statements - continued

11.Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•Level 1 – quoted prices in active markets for identical investments

•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
	Quoted Prices in
	Active Markets for	Significant Other	Significant
Asset Description	Identical Assets	Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)

Equity Interests	$16,553,484	$–	$–	$16,553,484
Total Investments	$16,553,484	$–	$–	$16,553,484

WMBC
	Quoted Prices in
	Active Markets for	Significant Other	Significant
Asset Description	Identical Assets	Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)

Equity Interests	$27,115,246	$–	$–	$27,115,246
Total Investments	$27,115,246	$–	$–	$27,115,246

WIBC
	Quoted Prices in
	Active Markets for	Significant Other	Significant
Asset Description	Identical Assets	Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)

Equity Interests	$68,627,602	$–	$–	$68,627,602
Total Investments	$68,627,602	$–	$–	$68,627,602

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

During the fiscal year ended December 31, 2009, the Funds held no investments or other financial instruments, whose fair value was determined using Level 3 inputs.

40                             The Wright Managed Blue Chip Investment Funds

Wright Managed Equity Trust

Notes to Financial Statements - continued

12.Review for Subsequent Events

Effective January 4, 2010, WIBC established a securities lending agreement with Union Bank as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan.

Effective January 14, 2010, the Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions.  Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate.

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009, through February 23, 2010, the date the financial statements were issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has determined that, except as set forth above and in Note 1F, there are no material subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

The Wright Managed Blue Chip Investment Funds                                     41

Wright Managed Equity Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Wright Managed Equity Trust and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund:

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (collectively, the “Funds”)(together comprising Wright Managed Equity Trust), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2010

42                             The Wright Managed Blue Chip Investment Funds

Wright Managed Equity Trust as of December 31, 2009

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund’s dividend distribution that qualifies under tax law.  For the Wright Major Blue Chip Equities Fund’s fiscal 2009 ordinary income dividend, 100.00%, qualifies for the corporate dividends received deduction.

Qualified Dividend Income – Wright Major Blue Chip Equities Fund designates approximately $761,785, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

The Wright Managed Blue Chip Investment Funds                                     43

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments – As of December 31, 2009

Face Amount	Description	Coupon Rate		Maturity Date	Value
ASSET-BACKED SECURITIES - 3.3%
$155,000	AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2	4.980%		07/01/13	$164,308
270,000	Citibank Credit Card Issuance Trust, Series 2009-A1, Class A1	1.983	% (1)	03/17/14	275,822
145,000	Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4	4.550%		01/15/17	151,399
180,000	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%		06/15/16	205,671
Total Asset-Backed Securities (identified cost, $760,989)					$797,200

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9%
$220,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A5	4.733%		10/15/41	$211,275
285,000	CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.936%		05/15/38	280,767
330,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5	4.878%		01/15/42	318,357
265,000	Lehman Brothers UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%		09/15/39	253,104
270,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291	% (1)	01/12/44	262,739
420,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.909	% (1)	06/12/46	413,115
102,908	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A2	4.467%		03/18/36	105,425
104,229	Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2	4.464	% (1)	07/25/34	99,903
Total Commercial Mortgage-Backed Securities (identified cost, $1,952,498)					$1,944,685

NON-AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

$211,615	First Horizon Alternative Mortgage Securities, Series 2005-AA10, Class 1A2	5.674	% (1)	12/25/35	$17,612
Total Non-Agency Mortgage-Backed Securities (identified cost, $211,615)					$17,612

CORPORATE BONDS - 38.5%

AUTOMOBILE - 0.8%
$55,000	AutoZone, Inc.	5.750%		01/15/15	$59,713
110,000	PACCAR, Inc.	6.875%		02/15/14	124,199

BANKS & MISCELLANEOUS FINANCIAL - 5.6%
$60,000	American Express Credit Corp.	7.300%		08/20/13	$67,487
115,000	Citigroup, Inc.	6.125%		11/21/17	116,097
110,000	Credit Suisse USA, Inc.	6.125%		11/15/11	118,675
115,000	Goldman Sachs Group, Inc. (The)	6.150%		04/01/18	123,307
235,000	HSBC Finance Corp.	6.375%		10/15/11	250,034
70,000	Jefferies Group, Inc.	8.500%		07/15/19	76,646
110,000	JPMorgan Chase & Co.	6.300%		04/23/19	121,224
125,000	Merrill Lynch & Co., Inc.	6.050%		05/16/16	126,290
100,000	Morgan Stanley	5.300%		03/01/13	105,476
55,000	SunTrust Banks, Inc.	6.000%		09/11/17	54,601
100,000	Wachovia Corp.	0.406	% (1)	03/01/12	98,894
110,000	Wells Fargo & Co.	4.375%		01/31/13	114,337

CABLE TV - 0.7%
$100,000	Comcast Corp.	5.875%		02/15/18	$106,330
50,000	Time Warner Cable, Inc.	8.250%		04/01/19	59,655

See notes to financial statements.

44                             The Wright Managed Blue Chip Investment Funds

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments – As of December 31, 2009 - continued
Face Amount	Description	Coupon Rate	Maturity Date	Value
CHEMICALS - 0.5%
$100,000	Lubrizol Corp.	8.875%		02/01/19	$124,532
COMMUNICATIONS EQUIPMENT - 0.6%
$140,000	Harris Corp.	5.000%		10/01/15	$144,801
COMPUTERS & PERIPHERALS - 0.7%
$30,000	Dell, Inc.	5.625%		04/15/14	$32,714
105,000	International Business Machines Corp.	7.625%		10/15/18	128,433
DIVERSIFIED FINANCIALS - 3.6%
$7,000	Ameriprise Financial, Inc.	5.350%		11/15/10	$7,234
55,000	Ameriprise Financial, Inc.	5.650%		11/15/15	58,065
65,000	BlackRock, Inc.	3.500%		12/10/14	64,256
55,000	Capital One Financial Corp.	7.375%		05/23/14	62,332
110,000	Daimler Finance North America LLC	6.500%		11/15/13	120,689
225,000	General Electric Capital Corp.	6.750%		03/15/32	230,065
110,000	John Deere Capital Corp.	5.250%		10/01/12	118,869
210,000	National Rural Utilities Cooperative Finance Corp.	7.250%		03/01/12	230,956
DIVERSIFIED MANUFACTURING - 0.7%
$110,000	Honeywell International, Inc.	3.875%		02/15/14	$114,709
55,000	Tyco International Finance SA	8.500%		01/15/19	66,535
ELECTRIC UTILITIES - 3.6%
$115,000	American Electric Power Co., Inc.	5.250%		06/01/15	$119,270
110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	127,326
90,000	Dominion Resources, Inc.	6.300%		03/15/33	93,740
115,000	Duke Energy Indiana, Inc.	5.000%		09/15/13	120,643
80,000	Exelon Generation Co., LLC	5.200%		10/01/19	80,187
115,000	FPL Group Capital, Inc.	7.300	% (1)	09/01/67	112,862
55,000	Hawaiian Electric Industries, Inc.	6.141%		08/15/11	57,266
50,000	Pacific Gas & Electric Co.	8.250%		10/15/18	61,152
60,000	Public Service Electric & Gas Co.	5.300%		05/01/18	63,092
55,000	TransAlta Corp.	4.750%		01/15/15	55,444
FOOD - RETAIL - 0.2%
$50,000	Safeway, Inc.	6.500%		03/01/11	$52,862
FOOD, BEVERAGE & TOBACCO - 3.4%
$55,000	Altria Group, Inc.	9.700%		11/10/18	$68,095
60,000	Anheuser-Busch Cos., Inc.	5.050%		10/15/16	61,381
115,000	Coca-Cola Co. (The)	3.625%		03/15/14	118,655
55,000	ConAgra Foods, Inc.	5.875%		04/15/14	59,993
55,000	Diageo Capital PLC	7.375%		01/15/14	63,681
55,000	General Mills, Inc.	6.000%		02/15/12	59,412
115,000	Kraft Foods, Inc.	6.000%		02/11/13	123,414
40,000	PepsiAmericas, Inc.	4.375%		02/15/14	41,656
100,000	PepsiCo, Inc.	7.900%		11/01/18	122,929
105,000	Philip Morris International, Inc.	6.875%		03/17/14	119,087

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     45

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments – As of December 31, 2009 - continued
Face Amount	Description	Coupon Rate	Maturity Date	Value
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
$115,000	Avon Products, Inc.	5.625%		03/01/14	$125,455
60,000	Estee Lauder Cos., Inc. (The)	6.000%		05/15/37	58,078
INSURANCE - 3.4%
100,000	ACE INA Holdings, Inc.	5.875%		06/15/14	$108,565
125,000	MetLife, Inc.	5.000%		06/15/15	131,629
130,000	OneBeacon US Holdings, Inc.	5.875%		05/15/13	129,821
55,000	Principal Financial Group, Inc.	8.875%		05/15/19	63,548
130,000	Principal Life Income Funding Trusts	0.455	% (1)	11/08/13	123,171
50,000	Prudential Financial, Inc.	7.375%		06/15/19	56,156
200,000	Travelers Cos., Inc. (The)	5.500%		12/01/15	216,931
MEDIA - 0.9%
$95,000	McGraw-Hill Cos., Inc. (The)	5.900%		11/15/17	$96,781
125,000	Time Warner, Inc.	5.875%		11/15/16	135,130

MEDICAL - 3.1%
$245,000	Bristol-Myers Squibb Co.	5.875%		11/15/36	$255,503
40,000	McKesson Corp.	6.500%		02/15/14	44,287
100,000	Medtronic, Inc.	4.500%		03/15/14	106,005
55,000	UnitedHealth Group, Inc.	6.000%		02/15/18	56,903
115,000	WellPoint, Inc.	5.875%		06/15/17	118,657
115,000	Wyeth	5.500%		02/01/14	125,404
55,000	Zimmer Holdings, Inc.	4.625%		11/30/19	54,608
MINING - 0.6%
$80,000	Barrick Gold Financeco LLC	6.125%		09/15/13	$88,010
50,000	Rio Tinto Finance USA, Ltd.	8.950%		05/01/14	59,970
OIL & GAS - 4.5%
$105,000	Baker Hughes, Inc.	7.500%		11/15/18	$125,547
110,000	Canadian Natural Resources, Ltd.	5.700%		05/15/17	117,701
120,000	EnCana Corp.	5.900%		12/01/17	129,261
80,000	Halliburton Co.	6.700%		09/15/38	90,671
35,000	Marathon Oil Corp.	6.500%		02/15/14	38,751
60,000	Oneok, Inc.	5.200%		06/15/15	61,807
100,000	Sempra Energy	6.000%		02/01/13	106,709
50,000	Smith International, Inc.	9.750%		03/15/19	63,438
60,000	Spectra Energy Capial LLC	5.650%		03/01/20	60,665
170,000	TransCanada Pipelines, Ltd.	6.500%		08/15/18	189,944
55,000	Valero Energy Corp.	9.375%		03/15/19	65,522
45,000	XTO Energy, Inc.	6.375%		06/15/38	50,662
RETAIL - 0.5%
$120,000	Home Depot, Inc.	5.200%		03/01/11	$124,557
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
$165,000	Applied Materials, Inc.	7.125%		10/15/17	$185,041
TELECOMMUNICATIONS - 3.1%
110,000	AT&T, Inc.	5.800%		02/15/19	$117,464
70,000	British Telecommunications PLC	9.625%		12/15/30	89,423
105,000	Cellco Partnership / Verizon Wireless Capital LLC	5.550%		02/01/14	114,058

See notes to financial statements.

46                             The Wright Managed Blue Chip Investment Funds

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments – As of December 31, 2009 - continued
Face Amount	Description	Coupon Rate	Maturity Date	Value

TELECOMMUNICATIONS - continued
$100,000	Deutsche Telekom International Finance BV	8.500%	06/15/10	$103,354
120,000	France Telecom SA	7.750%	03/01/11	128,648
175,000	Verizon Global Funding Corp.	7.750%	12/01/30	206,158

TRANSPORTATION - 0.5%
$125,000	Burlington Northern Santa Fe Corp.	5.650%		05/01/17	$133,248
Total Corporate Bonds (identified cost, $8,847,438)					$ 9,466,543

CONVERTIBLE BONDS - 0.8%
$125,000	National City Corp.	4.000%		02/01/11	$127,969
65,000	Transocean, Inc.	1.500%		12/15/37	63,050
Total Convertible Bonds (identified cost, $174,091)					$191,019

U.S. GOVERNMENT INTERESTS - 47.6%
AGENCY MORTGAGE-BACKED SECURITIES - 29.0%
$219,853	FHLMC Gold Pool #A32600	5.500%		05/01/35	$231,179
49,677	FHLMC Gold Pool #C01646	6.000%		09/01/33	53,100
44,574	FHLMC Gold Pool #C27663	7.000%		06/01/29	49,260
139,990	FHLMC Gold Pool #C47318	7.000%		09/01/29	157,242
261,305	FHLMC Gold Pool #C66878	6.500%		05/01/32	282,250
185,960	FHLMC Gold Pool #C91046	6.500%		05/01/27	200,666
50,152	FHLMC Gold Pool #D66753	6.000%		10/01/23	52,551
11,410	FHLMC Gold Pool #E00903	7.000%		10/01/15	12,341
263,155	FHLMC Gold Pool #G01035	6.000%		05/01/29	282,110
172,578	FHLMC Gold Pool #G02478	5.500%		12/01/36	181,144
245,151	FHLMC Gold Pool #H19018	6.500%		08/01/37	261,239
104,231	FHLMC Gold Pool #N30514	5.500%		11/01/28	108,655
342,767	FHLMC Gold Pool #P00024	7.000%		09/01/32	373,502
23,655	FHLMC Gold Pool #P50031	7.000%		08/01/18	25,962
48,799	FHLMC Gold Pool #P50064	7.000%		09/01/30	53,557
99,241	FHLMC Pool #1B1291	3.130	% (1)	11/01/33	101,593
430,457	FHLMC Pool #1G0233	5.043	% (1)	05/01/35	448,706
84,152	FHLMC Pool #781071	5.213	% (1)	11/01/33	88,084
68,781	FHLMC Pool #781804	5.023	% (1)	07/01/34	71,844
33,538	FHLMC Pool #781884	5.121	% (1)	08/01/34	35,121
81,944	FHLMC Pool #782862	5.003	% (1)	11/01/34	86,276
283,138	FHLMC Series 1983, Class Z	6.500%		12/15/23	303,331
217,981	FHLMC Series 2044, Class PE	6.500%		04/15/28	229,653
124,803	FNMA Pool #253057	8.000%		12/01/29	143,296
26,267	FNMA Pool #254845	4.000%		07/01/13	26,988
26,471	FNMA Pool #254863	4.000%		08/01/13	27,106
23,727	FNMA Pool #479477	6.000%		01/01/29	25,436
20,822	FNMA Pool #489357	6.500%		03/01/29	22,550
22,779	FNMA Pool #535332	8.500%		04/01/30	26,296
40,731	FNMA Pool #545782	7.000%		07/01/32	45,767
30,882	FNMA Pool #597396	6.500%		09/01/31	33,396
56,939	FNMA Pool #725866	4.500%		09/01/34	57,230
132,965	FNMA Pool #738630	5.500%		11/01/33	139,772

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     47

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments – As of December 31, 2009 - continued
Face Amount	Description	Coupon Rate	Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES - continued
$350,412	FNMA Pool #745467	5.754	% (1)	04/01/36	$369,901
477,348	FNMA Pool #745755	5.000%		12/01/35	491,470
182,576	FNMA Pool #747529	4.500%		10/01/33	183,736
588,532	FNMA Pool #781893	4.500%		11/01/31	594,111
56,492	FNMA Pool #809888	4.500%		03/01/35	56,674
129,311	FNMA Pool #906455	5.982	% (1)	01/01/37	137,854
87,952	GNMA Pool #374892	7.000%		02/15/24	97,582
36,750	GNMA Pool #376400	6.500%		02/15/24	39,387
59,305	GNMA Pool #379982	7.000%		02/15/24	65,798
177,448	GNMA Pool #393347	7.500%		02/15/27	199,687
63,799	GNMA Pool #410081	8.000%		08/15/25	73,139
35,014	GNMA Pool #427199	7.000%		12/15/27	38,912
11,861	GNMA Pool #436214	6.500%		02/15/13	12,752
80,801	GNMA Pool #448490	7.500%		03/15/27	90,928
49,762	GNMA Pool #458762	6.500%		01/15/28	53,764
59,139	GNMA Pool #460726	6.500%		12/15/27	63,735
15,742	GNMA Pool #488924	6.500%		11/15/28	17,008
14,232	GNMA Pool #510706	8.000%		11/15/29	16,365
56,105	GNMA Pool #581536	5.500%		06/15/33	59,210
127,721	GNMA II Pool #2630	6.500%		08/20/28	138,515
5,974	GNMA II Pool #2909	8.000%		04/20/30	6,848
14,856	GNMA II Pool #2972	7.500%		09/20/30	16,682
5,542	GNMA II Pool #2973	8.000%		09/20/30	6,353
56,893	GNMA II Pool #3095	6.500%		06/20/31	61,643
U.S. GOVERNMENT AGENCIES - 3.3%
$225,000	Citigroup, Inc. (FDIC guaranteed)	2.875%		12/09/11	$231,859
135,000	Federal National Mortgage Association	6.250%		05/15/29	154,833
145,000	JPMorgan Chase & Co. (FDIC guaranteed)	3.125%		12/01/11	150,142
55,000	PNC Funding Corp. (FDIC guaranteed)	2.300%		06/22/12	55,963
210,000	Regions Bank (FDIC guaranteed)	3.250%		12/09/11	218,016
U.S. TREASURIES - 15.3%
$130,000	U.S. Treasury Notes	3.500%		02/15/10	$130,538
1,200,000	U.S. Treasury Notes	4.375%		12/15/10	1,244,298
1,055,000	U.S. Treasury Notes	4.000%		11/15/12	1,127,284
150,000	U.S. Treasury Notes	3.875%		02/15/13	159,797
585,000	U.S. Treasury Notes	3.875%		05/15/18	594,187
365,000	U.S. Treasury Interest Strip	0.000%		05/15/19	248,418
1,050,000	U.S. Treasury Principal Strip	0.000%		08/15/39	257,479
Total U.S. Government Interests (identified cost, $11,395,110)					$11,702,071

TOTAL INVESTMENTS (identified cost, $23,341,741) - 98.2%					$24,119,130

OTHER ASSETS, LESS LIABILITIES - 1.8%					437,081

NET ASSETS - 100.0%					$24,556,211

FDIC - Federal Deposit Insurance Corporation;  FHLMC - Federal Home Loan Mortgage Corporation; FNMA - Federal National Mortgage Association;  GNMA - Government National Mortgage Association;  PLC - Public Limited Company

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements.

48                             The Wright Managed Blue Chip Investment Funds

Wright Total Return Bond Fund (WTRB)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2009

ASSETS:
Investments, at value (identified cost $23,341,741) (Note 1A)	$24,119,130
Cash	358,278
Receivable for fund shares sold	40,302
Receivable from affiliates	1,738
Interest receivable	227,050
Prepaid expenses	2,461
Total assets	$24,748,959

LIABILTIES:
Payable for fund shares reacquired	$150,407
Distributions payable	19,909
Payable to affiliate for investment adviser fee	134
Accrued expenses and other liabilities	22,298
Total liabilities	$192,748
NET ASSETS	$24,556,211

NET ASSETS CONSIST OF:
Paid-in capital	$26,261,624
Accumulated net realized loss on investments	(2,463,847)
Accumulated distributions in excess of net investment income	(18,955)
Unrealized appreciation on investments	777,389
Net assets applicable to outstanding shares	$24,556,211

SHARES OF BENEFICIAL INTEREST OUTSTANDING	$1,946,470

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME (Note 1C)
Interest income	$1,216,335
Other income	173
Total investment income	$1,216,508

Expenses -
Investment adviser fee (Note 3)	$104,579
Administrator fee (Note 3)	16,268
Compensation of Trustees who are not employees of the investment adviser or administrator	19,504
Custodian fee (Note 1F)	67,946
Distribution expenses (Note 4)	58,099
Transfer and dividend disbursing agent fees	19,760
Printing	1,508
Shareholder communications	2,810
Audit services	32,642
Legal services	7,535
Registration costs	22,545
Miscellaneous	7,391
Total expenses	$360,587
Deduct -
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(197,873)
Reduction of custodian fee (Note 1F)	(36)
Total deductions	$(197,909)
Net expenses	$162,678
Net investment income	$1,053,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	$(237,554)
Net change in unrealized appreciation on investments	1,465,401
Net realized and unrealized gain on investments	$1,227,847
Net increase in net assets from operations	$2,281,677

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     49

Wright Total Return Bond Fund (WTRB)

	Year Ended December 31,
STATEMENTS OF CHANGES IN NET ASSETS	2009	2008
INCREASE (DECREASE) IN NET ASSETS:
From operations -
Net investment income	$1,053,830	$1,114,134
Net realized gain (loss) on investment transactions	(237,554)	224,053
Net change in unrealized appreciation (depreciation) on investments	1,465,401	(922,629)
Net increase in net assets from operations	$2,281,677	$415,558

Distributions to shareholders (Note 2) -
From net investment income	$(1,139,933)	$(1,166,826)
Total distributions	$(1,139,933)	$(1,166,826)
Net increase (decrease) in net assets from fund share transactions (Note 6)	$152,064	$(975,127)
Net increase (decrease) in net assets	$1,293,808	$(1,726,395)

NET ASSETS:
At beginning of year	23,262,403	24,988,798
At end of year	$24,556,211	$23,262,403

ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS AT END OF YEAR	$(18,955)	$(16,308)

See notes to financial statements.

50                             The Wright Managed Blue Chip Investment Funds

Wright Total Return Bond Fund (WTRB)

	Year Ended December 31,
FINANCIAL HIGHLIGHTS	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.990	$12.390	$12.290	$12.430	$12.770

Income (loss) from investment operations:
Net investment income(1) (3)	$0.558	$0.573	$0.558	$0.483	$0.465
Net realized and unrealized gain (loss)	0.672	(0.373)	0.115	(0.082)	(0.271)
Total income from investment operations	$1.230	$0.200	$0.673	$0.401	$0.194

Less distributions:
From net investment income	$(0.604)	$(0.600)	$(0.573)	$(0.541)	$(0.534)
Total distributions	$(0.604)	$(0.600)	$(0.573)	$(0.541)	$(0.534)
Net asset value, end of year	$12.616	$11.990	$12.390	$12.290	$12.430

Total Return(2)	10.53%	1.69%	5.64%	3.34%	1.54%

Ratios/Supplemental Data(1):
Net assets, end of year (000 omitted)	$24,556	$23,262	$24,989	$30,866	$41,288
Ratios (As a percentage of average daily net assets):
Net expenses	0.70%	0.71%	0.87%	0.99%	0.98%
Net expenses after custodian fee reduction	0.70%	0.70%	0.85%	0.95%	0.95%
Net investment income	4.53%	4.73%	4.56%	3.96%	3.66%
Portfolio turnover rate	61%	125%	119%	90%	86%

(1)For the years ended December 31, 2009, 2008, 2007, 2006, and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2009	2008	2007	2006	2005
Net investment income per share(3)	$0.453	$0.475	$0.490	$0.453	$0.439
Ratios (As a percentage of average daily net assets):
Expenses	1.55%	1.52%	1.41%	1.23%	1.18%
Expenses after custodian fee reduction	1.55%	1.51%	1.38%	1.19%	1.15%
Net investment income	3.68%	3.93%	4.03%	3.72%	3.46%

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Computed using average shares outstanding.

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     51

Wright Current Income Fund (WCIF)
Portfolio of Investments – As of December 31, 2009

Face Amount	Description	Coupon Rate		Maturity Date	Value
NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.2%
$175,109	Bear Stearns Adj. Rate Mortgage Trust, Series 2003-4, Class 3A1	4.983	% (1)	07/25/33	$165,289
584,936	Chase Mortgage Finance Corp., Series 2003-S13, Class A16	5.000%		11/25/33	577,302
409,760	Countrywide Home Loan Mortgage Pass Through Trust,
	Series 2006-J1, Class 3A1	6.000%		02/25/36	311,852
Total Non-Agency Mortgage-Backed Securities (identified cost, $1,123,823)					$1,054,443

AGENCY MORTGAGE-BACKED SECURITIES - 94.1%
$347,434	FHLMC Gold Pool #A14706	4.000%		10/01/33	$36,124
32,622	FHLMC Gold Pool #C00548	7.000%		08/01/27	36,105
96,052	FHLMC Gold Pool #C00778	7.000%		06/01/29	106,151
259,140	FHLMC Gold Pool #C90580	6.000%		09/01/22	279,204
64,869	FHLMC Gold Pool #D81642	7.500%		08/01/27	73,090
125,010	FHLMC Gold Pool #D82572	7.000%		09/01/27	138,357
59,742	FHLMC Gold Pool #E00678	6.500%		06/01/14	63,499
65,131	FHLMC Gold Pool #E00721	6.500%		07/01/14	69,270
62,087	FHLMC Gold Pool #E81704	8.500%		05/01/15	70,029
95,922	FHLMC Gold Pool #E90181	6.500%		06/01/17	103,370
453,018	FHLMC Gold Pool #G02478	5.500%		12/01/36	475,504
342,767	FHLMC Gold Pool #P00024	7.000%		09/01/32	373,502
76,247	FHLMC Pool #845830	3.815	% (1)	07/01/24	77,686
172,098	FHLMC Series 4, Class D	8.000%		12/25/22	189,718
272,974	FHLMC Series 15, Class L	7.000%		07/25/23	292,864
98,207	FHLMC Series 23, Class KZ	6.500%		11/25/23	106,318
158,018	FHLMC Series 2176, Class OJ	7.000%		08/15/29	166,916
98,956	FHLMC Series 2201, Class C	8.000%		11/15/29	109,074
206,854	FHLMC Series 2259, Class ZM	7.000%		10/15/30	225,613
814,043	FHLMC Series 2341, Class PZ	6.500%		07/15/31	879,254
660,074	FNMA Pool #252034	7.000%		09/01/28	735,519
71,602	FNMA Pool #254305	6.500%		05/01/22	77,862
122,741	FNMA Pool #255068	6.000%		01/01/24	131,871
939,877	FNMA Pool #255935	5.000%		11/01/25	974,816
66,685	FNMA Pool #535131	6.000%		03/01/29	71,489
322,689	FNMA Pool #673315	5.500%		11/01/32	339,563
1,253,788	FNMA Pool #725027	5.000%		11/01/33	1,292,054
61,486	FNMA Pool #733750	6.310%		10/01/32	66,175
400,090	FNMA Pool #735861	6.500%		09/01/33	432,910
214,541	FNMA Pool #745630	5.500%		01/01/29	226,966
243,452	FNMA Pool #801357	5.500%		08/01/34	256,183
258,848	FNMA Pool #813839	6.000%		11/01/34	277,007
178,194	FNMA Pool #871394	7.000%		04/01/21	191,520
337,037	FNMA Pool #888129	5.500%		02/01/37	353,503
596,525	FNMA Pool #888339	4.500%		04/01/37	598,451
258,330	FNMA Series 2003-W3, Class 2A5	5.356%		06/25/42	271,959
338,363	FNMA Series G93-5, Class Z	6.500%		02/25/23	370,445
1,075	GNMA I Pool #176992	8.000%		11/15/16	1,187
1,899	GNMA I Pool #177784	8.000%		10/15/16	2,096

See notes to financial statements.

52                             The Wright Managed Blue Chip Investment Funds

Wright Current Income Fund (WCIF)

Portfolio of Investments – As of December 31, 2009 - continued

Face Amount	Description	Coupon Rate	Maturity Date	Value
AGENCY MORTGAGE-BACKED SECURITIES – continued
$9,578	GNMA I Pool #192357	8.000%	04/15/17	$10,664
415	GNMA I Pool #194057	8.500%	04/15/17	421
2,079	GNMA I Pool #194287	9.500%	03/15/17	2,353
1,034	GNMA I Pool #196063	8.500%	03/15/17	1,155
5,964	GNMA I Pool #211231	8.500%	05/15/17	6,658
1,133	GNMA I Pool #212601	8.500%	06/15/17	1,265
1,561	GNMA I Pool #220917	8.500%	04/15/17	1,743
5,197	GNMA I Pool #223348	10.000%	08/15/18	5,923
5,230	GNMA I Pool #228308	10.000%	01/15/19	5,937
2,430	GNMA I Pool #230223	9.500%	04/15/18	2,779
3,475	GNMA I Pool #260999	9.500%	09/15/18	3,973
4,963	GNMA I Pool #263439	10.000%	02/15/19	5,680
1,304	GNMA I Pool #265267	9.500%	08/15/20	1,500
1,563	GNMA I Pool #266983	10.000%	02/15/19	1,789
735	GNMA I Pool #286556	9.000%	03/15/20	837
1,931	GNMA I Pool #301366	8.500%	06/15/21	2,215
4,285	GNMA I Pool #302933	8.500%	06/15/21	4,915
10,148	GNMA I Pool #308792	9.000%	07/15/21	11,601
1,765	GNMA I Pool #314222	8.500%	04/15/22	2,029
3,179	GNMA I Pool #315187	8.000%	06/15/22	3,644
9,455	GNMA I Pool #315754	8.000%	01/15/22	10,837
23,932	GNMA I Pool #319441	8.500%	04/15/22	27,515
7,386	GNMA I Pool #325165	8.000%	06/15/22	8,466
8,219	GNMA I Pool #335950	8.000%	10/15/22	9,420
119,295	GNMA I Pool #346987	7.000%	12/15/23	132,156
59,259	GNMA I Pool #352001	6.500%	12/15/23	63,130
23,444	GNMA I Pool #352110	7.000%	08/15/23	25,972
47,060	GNMA I Pool #368238	7.000%	12/15/23	52,133
47,062	GNMA I Pool #372379	8.000%	10/15/26	54,004
56,457	GNMA I Pool #396537	7.490%	03/15/25	63,517
42,234	GNMA I Pool #399726	7.490%	05/15/25	47,515
101,464	GNMA I Pool #399788	7.490%	09/15/25	114,153
28,589	GNMA I Pool #399958	7.490%	02/15/27	32,163
27,339	GNMA I Pool #399964	7.490%	04/15/26	30,736
54,408	GNMA I Pool #410215	7.500%	12/15/25	61,229
5,981	GNMA I Pool #414736	7.500%	11/15/25	6,730
27,615	GNMA I Pool #420707	7.000%	02/15/26	30,672
17,001	GNMA I Pool #421829	7.500%	04/15/26	19,118
10,407	GNMA I Pool #431036	8.000%	07/15/26	11,943
14,299	GNMA I Pool #431612	8.000%	11/15/26	16,408
7,164	GNMA I Pool #442190	8.000%	12/15/26	8,221
60,951	GNMA I Pool #448970	8.000%	08/15/27	69,998
13,683	GNMA I Pool #449176	6.500%	07/15/28	14,784
22,086	GNMA I Pool #462623	6.500%	03/15/28	23,863
202,755	GNMA I Pool #471369	5.500%	05/15/33	213,979
17,054	GNMA I Pool #475149	6.500%	05/15/13	18,335
392,979	GNMA I Pool #487108	6.000%	04/15/29	419,871
135,274	GNMA I Pool #489377	6.375%	03/15/29	145,733

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     53

Wright Current Income Fund (WCIF)

Portfolio of Investments – As of December 31, 2009 - continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES – continued
$581,623	GNMA I Pool #503405	6.500%	04/15/29	$628,408
140,830	GNMA I Pool #509930	5.500%	06/15/29	148,852
411,066	GNMA I Pool #509965	5.500%	06/15/29	434,480
36,942	GNMA I Pool #524811	6.375%	09/15/29	39,798
19,528	GNMA I Pool #538314	7.000%	02/15/32	21,639
207,301	GNMA I Pool #595606	6.000%	11/15/32	221,487
28,380	GNMA I Pool #602377	4.500%	06/15/18	29,687
33,121	GNMA I Pool #603377	4.500%	01/15/18	34,646
162,916	GNMA I Pool #616829	5.500%	01/15/25	174,477
155,241	GNMA I Pool #623190	6.000%	12/15/23	165,562
463,362	GNMA I Pool #624600	6.150%	01/15/34	493,525
91,680	GNMA I Pool #640940	5.500%	05/15/35	96,555
52,642	GNMA I Pool #658267	6.500%	02/15/22	56,603
440,928	GNMA I Pool #675363	6.000%	01/15/35	468,139
1,349,031	GNMA I Pool #697850	5.000%	02/15/39	1,390,087
1,203,171	GNMA I Pool #711286	6.500%	10/15/32	1,296,192
42,771	GNMA I Pool #780429	7.500%	09/15/26	48,116
255,521	GNMA I Pool #780492	7.000%	09/15/24	283,181
146,585	GNMA I Pool #780977	7.500%	12/15/28	164,883
370,715	GNMA I Pool #781120	7.000%	12/15/29	412,690
25,354	GNMA II Pool #723	7.500%	01/20/23	28,445
2,348	GNMA II Pool #1596	9.000%	04/20/21	2,675
30,026	GNMA II Pool #2268	7.500%	08/20/26	33,644
127,818	GNMA II Pool #2442	6.500%	06/20/27	138,625
3,844	GNMA II Pool #2855	8.500%	12/20/29	4,440
186,344	GNMA II Pool #3284	5.500%	09/20/32	196,648
486,092	GNMA II Pool #3388	4.500%	05/20/33	489,685
102,171	GNMA II Pool #3401	4.500%	06/20/33	102,926
152,089	GNMA II Pool #3554	4.500%	05/20/34	152,972
746,512	GNMA II Pool #3556	5.500%	05/20/34	786,266
429,143	GNMA II Pool #3689	4.500%	03/20/35	431,242
182,944	GNMA II Pool #4149	7.500%	05/20/38	198,351
787,938	GNMA II Pool #4308	5.000%	12/20/38	804,408
483,067	GNMA II Pool #4412	5.000%	04/20/39	493,466
164,074	GNMA II Pool #575787	5.760%	03/20/33	174,448
125,778	GNMA II Pool #601255	6.310%	01/20/33	134,498
106,944	GNMA II Pool #608120	6.310%	01/20/33	114,358
308,172	GNMA II Pool #610116	5.760%	04/20/33	327,657
71,111	GNMA II Pool #610143	5.760%	06/20/33	75,607
240,774	GNMA II Pool #612121	5.760%	07/20/33	255,998
330,309	GNMA II Pool #648541	6.000%	10/20/35	350,719
1,096,164	GNMA Series 1998-21, Class ZB	6.500%	09/20/28	1,193,852
946,904	GNMA Series 1999-4, Class ZB	6.000%	02/20/29	1,018,290
235,680	GNMA Series 1999-25, Class TB	7.500%	07/16/29	258,927
370,547	GNMA Series 2000-14, Class PD	7.000%	02/16/30	403,347
285,831	GNMA Series 2001-4, Class PM	6.500%	03/20/31	306,107
164,819	GNMA Series 2002-7, Class PG	6.500%	01/20/32	176,511
369,310	GNMA Series 2002-22, Class GF	6.500%	03/20/32	400,116

See notes to financial statements.

54                             The Wright Managed Blue Chip Investment Funds

Wright Current Income Fund (WCIF)

Portfolio of Investments – As of December 31, 2009 - continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES – continued
$252,156	GNMA Series 2002-40, Class UK	6.500%	06/20/32	$273,327
198,825	GNMA Series 2002-45, Class QE	6.500%	06/20/32	215,550
1,378,978	GNMA Series 2002-47, Class PG	6.500%	07/16/32	1,495,978
403,634	Vendee Mortgage Trust, Series 1996-1, Class 1Z	6.750%	02/15/26	435,030
325,652	Vendee Mortgage Trust, Series 1998-1, Class 2E	7.000%	03/15/28	356,799
Total Agency Mortgage-Backed Securities (identified cost, $29,816,787)				$31,092,825

TOTAL INVESTMENTS (identified cost, $30,940,610) - 97.3%				$32,147,268

OTHER ASSETS, LESS LIABILITIES - 2.7%				881,937

NET ASSETS - 100.0%				$33,029,205

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     55

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2009

ASSETS:
Investments, at value (identified cost $30,940,610) (Note 1A)	$32,147,268
Cash	816,627
Receivable for fund shares sold	10,991
Receivable from affiliates	397
Interest receivable	152,074
Prepaid expenses	1,706
Total assets	$33,129,063

LIABILITIES:
Payable for fund shares reacquired	$18,828
Distributions payable	48,090
Payable to affiliate for investment adviser fee	6,717
Accrued expenses and other liabilities	26,223
Total liabilities	$99,858
NET ASSETS	$33,029,205

NET ASSETS CONSIST OF:
Paid-in capital	$32,400,273
Accumulated net realized loss on investments	(705,479)
Accumulated undistributed net investment income	127,753
Unrealized appreciation on investments	1,206,658
Net assets applicable to outstanding shares	$33,029,205

SHARES OF BENEFICIAL INTEREST OUTSTANDING	3,359,861

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

INVESTMENT INCOME (Note 1C)
Interest income	$2,192,667
Other income	2,386
Total investment income	$2,195,053

Expenses -
Investment adviser fee (Note 3)	$172,514
Administrator fee (Note 3)	34,503
Compensation of Trustees who are not employees of the investment adviser or administrator	19,503
Custodian fee (Note 1F)	69,404
Distribution expenses (Note 4)	95,841
Transfer and dividend disbursing agent fees	20,381
Printing	3,285
Shareholder communications	4,101
Audit services	38,340
Legal services	12,994
Registration costs	23,114
Miscellaneous	10,450
Total expenses	$504,430
Deduct -
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(152,835)
Reduction of custodian fee (Note 1F)	(71)
Total deductions	$(152,906)
Net expenses	$351,524
Net investment income	$1,843,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$721,461
Net change in unrealized depreciation on investments	(208,499)
Net realized and unrealized gain on investments	$512,962
Net increase in net assets from operations	$2,356,491

See notes to financial statements.

56                             The Wright Managed Blue Chip Investment Funds

Wright Current Income Fund (WCIF)

	Year Ended December 31,
STATEMENTS OF CHANGES IN NET ASSETS	2009	2008
INCREASE (DECREASE) IN NET ASSETS:
From operations -
Net investment income	$1,843,529	$1,845,902
Net realized gain (loss) on investment transactions	721,461	(20,196)
Net change in unrealized appreciation (depreciation) on investments	(208,499)	476,154
Net increase in net assets from operations	$2,356,491	$2,301,860

Distributions to shareholders (Note 2)
From net investment income	$(1,798,418)	$(1,894,445)
Total distributions	$(1,798,418)	$(1,894,445)
Net decrease in net assets from fund share transactions (Note 6)	$(6,335,077)	$(1,300,367)
Net decrease in net assets	$(5,777,004)	$(892,952)

NET ASSETS:
At beginning of year	38,806,209	39,699,161
At end of year	$33,029,205	$38,806,209

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDEDIN NET ASSETS AT END OF YEAR	$127,753	$119,736

See notes to financial statements.

The Wright Managed Blue Chip Investment Funds                                     57

Wright Current Income Fund (WCIF)

	Year Ended December 31,
FINANCIAL HIGHTLIGHTS	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.700	$9.590	$9.510	$9.610	$9.890

Income (loss) from investment operations:
Net investment income(1) (3)	$0.472	$0.447	$0.455	$0.427	$0.400
Net realized and unrealized gain (loss)	0.119	0.122	0.078	(0.063)	(0.230)
Total income from investment operations	$0.591	$0.569	$0.533	$0.364	$0.170

Less distributions:
From net investment income	$(0.460)	$(0.459)	$(0.444)	$(0.447)	$(0.430)
From net realized gains	–	–	(0.009)	(0.017)	(0.020)
Total distributions	$(0.460)	$(0.459)	$(0.453)	$(0.464)	$(0.450)
Net asset value, end of year	$9.831	$9.700	$9.590	$9.510	$9.610

Total Return(2)	6.20%	6.10%	5.77%	3.92%	1.76%

Ratios/Supplemental Data(1):
Net assets, end of year (000 omitted)	$33,029	$38,806	$39,699	$40,474	$33,861
Ratios (As a percentage of average daily net assets):
Net expenses	0.92%	0.96%	0.96%	0.96%	0.97%
Net expenses after custodian fee reduction	0.92%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.81%	4.66%	4.80%	4.47%	4.12%
Portfolio turnover rate	57%	57%	47%	75%	103%

(1)For the years ended December 31, 2009, 2008, 2007, 2006, and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2009	2008	2007	2006	2005
Net investment income per share(3)	$0.433	$0.420	$0.429	$0.391	$0.369
Ratios (As a percentage of average daily net assets):
Expenses	1.32%	1.24%	1.23%	1.31%	1.30%
Expenses after custodian fee reduction	1.32%	1.23%	1.22%	1.30%	1.28%
Net investment income	4.41%	4.38%	4.52%	4.13%	3.80%

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Computed using average shares outstanding.

See notes to financial statements.

58                             The Wright Managed Blue Chip Investment Funds

Wright Managed Income Trust

Notes to Financial Statements

1.Significant Accounting Policies

Wright Total Return Bond Fund (WTRB) and Wright Current Income Fund (WCIF) (the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.Investment Valuations – Debt obligations, including listed securities and securities for which quotations are  readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B.Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis.  Realized gains and losses on investments sold are determined on the basis of identified cost.

C.Interest Income – Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D.Federal Taxes – Each fund’s policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.  At December 31, 2009, WTRB and WCIF, for federal income tax purposes, had capital loss carryovers of $2,366,461 and $774,661, respectively, which will reduce each fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the respective Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WTRB	WCIF
2010	$508,606	$–
2011	–	–
2012	–	418,203
2013	270,953	196,117
2014	1,088,772	–
2015	199,047	160,341
2017	299,083	–

The Wright Managed Blue Chip Investment Funds                                     59

Wright Managed Income Trust

Notes to Financial Statements - continued

A capital loss carryover of $774,661, included in WCIF’s amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of December 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the fund’s federal tax returns filed in the 3-year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service.

E.Expenses – The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F.Expense Reduction – State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Effective January 4, 2010, Union Bank of California, N.A. will serve as custodian to the Funds.

G.Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H.Indemnifications – Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2.Distributions to Shareholders

The net investment income of each fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2009, and December 31, 2008, was as follows:

60                             The Wright Managed Blue Chip Investment Funds

Wright Managed Income Trust

Notes to Financial Statements - continued

Year Ended 12/31/09	WTRB	WCIF
Distributions declared from:
Ordinary income	$1,139,933	$1,798,418

Year Ended 12/31/08	WTRB	WCIF
Distributions declared from:
Ordinary income	$1,166,826	$1,894,445

During the year ended December 31, 2009, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization and paydown gain (loss).

Increase (decrease):	WTRB	WCIF
Paid-in capital	$–	$(33,848)
Accumulated net realized gain (loss)	$(83,456)	$70,942
Accumulated undistributed net investment income (loss)	$(37,094)	$83,456

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF
Undistributed ordinary income	$954	$127,753
Capital loss carryforward and post October losses	(2,366,461)	(774,661)
Unrealized appreciation	680,003	1,275,840
Other temporary differences	(19,909)	–

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and the timing of recognizing distributions to shareholders.

3.Investment Adviser Fee and Other Transactions With Affiliates

The investment adviser fee is earned by Wright Investors’ Service, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.45% of the average daily net assets for WTRB and WCIF up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the fee and the effective annual rate as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WTRB	$104,579	0.45%
WCIF	172,514	0.45%

For the period January 1, 2009, through November 30, 2009, the administrator fee was earned by Eaton Vance Management (Eaton Vance) for administering the business affairs of each Fund and is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and at reduced rates as net assets exceed that level.  Effective December 1, 2009, Wright serves as the administrator to the Funds.  The

The Wright Managed Blue Chip Investment Funds                                     61

Wright Managed Income Trust

Notes to Financial Statements - continued

administration fees paid to Wright are at the same rates previously paid under the Administration Agreement with the prior administrator, Eaton Vance.  Pursuant to a Sub-Administration Agreement dated December 1, 2009, Wright appointed Atlantic Fund Administration, LLC (Atlantic) as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator.  The sub-administration fee is paid by Wright.

For the year ended December 31, 2009, the administrator fee for WTRB and WCIF amounted to $16,268 and $34,503, respectively.  Wright also waived and/or reimbursed expenses for WTRB and WCIF (see Note 4).

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.

4.Distribution Plans and Service Plans

The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2009 for WTRB and WCIF amounted to $58,099 and $95,841, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2009, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to May 1, 2009, Wright and WISDI had agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceeded 0.95% of the average daily net assets of WCIF. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual operating expenses after custodian fee reductions, if any, of WTRB to 0.70% and WCIF, effective May 1, 2009, to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to this agreement and voluntary limitation, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $197,873 and $152,835 for WTRB and WCIF, respectively.

5.Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term securities, were as follows:

Year Ended December 31, 2009	WTRB	WCIF
Purchases –
Non-U.S. Government & Agency Obligations	$6,036,409	$–
U.S. Government & Agency Obligations	$8,167,195	$21,310,854
Sales –
Non-U.S. Government & Agency Obligations	$4,474,741	$–
U.S. Government & Agency Obligations	$9,541,361	$27,861,549

62                             The Wright Managed Blue Chip Investment Funds

Wright Managed Income Trust

Notes to Financial Statements - continued

6.Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
WRIGHT TOTAL RETURN BOND FUND —
Sold	412,466	$5,130,935	496,389	$5,923,634
Issued to shareholders in payment of distributions declared	75,223	927,254	77,959	940,667
Redemptions	(481,454)	(5,906,125)	(650,751)	(7,839,428)
Net increase (decrease)	6,235	$152,064	(76,403)	$(975,127)
WRIGHT CURRENT INCOME FUND —
Sold	959,509	$9,406,951	902,053	$8,661,740
Issued to shareholders in payment of distributions declared	117,297	1,151,298	131,890	1,262,992
Redemptions	(1,716,872)	(16,893,326)	(1,174,591)	(11,225,099)
Net decrease	(640,066)	$(6,335,077)	(140,648)	$(1,300,367)

7.Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2009, as computed on a federal income tax basis, were as follows:

	WTRB	WCIF
Aggregate cost	$23,439,127	$30,871,428
Gross unrealized appreciation	$1,054,674	$1,387,535
Gross unrealized depreciation	(374,671)	111,695)
Net unrealized appreciation	$680,003	$1,275,840

8.Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a commitment fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. Effective December 31, 2009, the Funds have terminated the line of credit, and therefore, as of that date, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (excluding commitment fees) for the year ended December 31, 2009 were as follows:

	WTRB	WCIF
Average borrowings	$3,329	$156,140
Average interest rate	1.1%	1.2%

The Wright Managed Blue Chip Investment Funds                                     63

Wright Managed Income Trust

Notes to Financial Statements - continued

9.Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•Level 1 – quoted prices in active markets for identical investments

•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepaymentspeeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WTRB
Quoted Prices in
	Active Markets for	Significant Other	Significant
Asset Description	Identical Assets	Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)

Total Investments	$–	$24,119,130	$–	$24,119,130

WCIF
Quoted Prices in
	Active Markets for	Significant Other	Significant
Asset Description	Identical Assets	Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)

Total Investments	$–	$32,147,268	$–	$32,147,268

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

During the fiscal year ended December 31, 2009, the Funds held no investments or other financial instruments, whose fair value was determined using Level 3 inputs.

10.Review for Subsequent Events

Effective, January 14, 2010, the Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions.  Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate.

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009, through February 23, 2010, the date the financial statements were issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has determined that, except as set forth above and in Note 1F, there are no material subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

64                             The Wright Managed Blue Chip Investment Funds

Wright Managed Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Wright Managed Income Trust and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund:

We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund (collectively, the “Funds”) (together comprising Wright Managed Income Trust), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2010

The Wright Managed Blue Chip Investment Funds                                     65

Wright Managed Income Trust as of December 31, 2009

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

66

Management and Organization

Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

				Number of	Other Trustee/
		Term*		Funds in	Director/
Name,	Position(s)	of Office		Fund Complex	Partnership/
Address	with the	and Length	Principal Occupation	Overseen	Employment
and Age	Trusts	of Service	During Past Five Years	By Trustee	Positions Held

Interested Trustees

Peter M. Donovan**	President	President	Chairman, Chief Executive Officer,	5	None
Age 67	and	and Trustee	President and Director of Wright and
	Trustee	since	Winthrop; Chief Investment Officer and
		Inception	Chairman of the Investment Committee;
a Director of WISDI; President of 5 funds
managed by Wright

A.M. Moody, III***	Vice President	Vice President	President, AM Moody Consulting LLC	5	None
Age 73	and	of the Trusts	(compliance and administrative services
	Trustee	since December,	to the mutual fund industry) since
		1990; Trustee of	July 1, 2003; President of WISDI
		the Trusts since	since 2005; Vice President of
		January, 1990	5 funds managed by Wright; Retired
Senior Vice President of Wright and
Winthrop; Retired President of WISDI
June 30, 2003 to May 2005

* Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

***Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

The Wright Managed Blue Chip Investment Funds                                     67

Management and Organization - continued

				Number of	Other Trustee/
		Term*		Funds in	Director/
Name,	Position(s)	of Office		Fund Complex	Partnership/
Address	with the	and Length	Principal Occupation	Overseen	Employment
and Age	Trusts	of Service	During Past Five Years	By Trustee	Positions Held

Independent Trustees

James J. Clarke	Trustee	Trustee	President, Clarke Consulting (bank	5	None
Age 68		since	consultant – financial management and
		December, 2002	strategic planning); Director – Reliance
			Bank, Altoona, PA since August 1995;
			Director – Quaint Oak Bank, Southampton,
			PA since March 2007; Associate Professor of
			Finance at Villanova University, 1972-2002

Dorcas R. Hardy	Trustee	Trustee	President, Dorcas R. Hardy & Associates	5	None
Age 63		since	(a public policy and government relations
		December, 1998	firm) Spotsylvania, VA; Director, The
			Options Clearing Corporation 1997-2005;
			Director, First Coast Service Options
			since 1998

Richard E. Taber	Trustee	Trustee since	Chairman and Chief Executive	5	None
Age 61		March, 1997	Officer of First County Bank,
			Stamford, CT

Principal Officers who are not Trustees

Judith R. Corchard	Vice President	Vice President	Executive Vice President, Investment
Age 71		of the Trusts	Management; Senior Investment Officer
		since June, 1998	and Director of Wright and Winthrop;
Vice President of 5 funds managed by
Wright, Fund Chief Compliance Officer
since 2004

Gale L. Bertrand	Treasurer	Treasurer	Vice President, Atlantic Fund
Age 45		since	Administration, LLC 2008 to present;
		December 1, 2009	2004-2008 Citigroup Fund Services, LLC;
Officer of 5 funds managed by Wright

Christopher A. Madden	Secretary	Secretary	Counsel at Atlantic Fund
Age 42		since	Administration, LLC 2009 to present;
		December 1, 2009	2005-2009 Citigroup Fund Services, LLC;
1997-2005 State Street Bank and Trust
Company; Officer of 5 funds managed by Wright

*Trustees serve an indefinite term. Officers are elected annually.

Additional information about the Funds’ Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

68                             The Wright Managed Blue Chip Investment Funds

Board of Trustees
Annual Approval of the Investment Advisory Agreement

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

Equity Funds and Income Funds

•Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the Funds are reasonable.
•Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

•Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the Funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

•Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the Funds are lower than the average for similar funds.

•Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the Funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

•Analysis of each Fund’s profitability to the adviser. The Trustees concluded that the profitability to the adviser of each Fund was reasonable and not excessive.
•The adviser’s financial condition and the overall organization of the adviser.

•Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright’s marketing strategies to try to increase assets under management.

•The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

•The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Funds’ Chief Compliance Officer.

Additional Considerations for Equity Funds

•The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

The Independent Trustees’ Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees’ Committee concluded that the renewal of the Investment Advisory Contracts with its current fee structure is in the interests of the shareholders.

The Wright Managed Blue Chip Investment Funds                                     69

Important Notices Regarding Privacy, Delivery of
Shareholder Documents, Portfolio Holdings and Proxy Voting

Wright Managed Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.
Eaton Vance Management

Privacy Policy

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

•The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

•We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

•We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright’s privacy policies please feel free to call 1-800-888-9471.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.
If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.
Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 1-800-888-9471.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

70                             The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

Two Fixed-Income Funds

Wright Total Return Bond Fund (WTRB) (the Fund) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser’s opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays Capital U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF) (the Fund) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays Capital GNMA Backed Bond Index.

WRIGHT
INVESTORS' SERVICE

Wright Investors’ Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06461

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Christopher A. Madden, Secretary
Gale L. Bertrand, Treasurer

Investment Adviser and Administrator
Wright Investors’ Service, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461

Principal Underwriter
Wright Investors’ Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461
(800) 888-9471
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund’s current prospectus.

comb-ar-091231

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designate James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees

 The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $88,992 in 2009 and $87,375 in 2008.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $17,110 in 2009 and $16,300 in 2008.  The nature of the services comprising these fees were tax compliance, tax advise and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter,  the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

        (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund)

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date         2/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date          2/23/10

By           /s/ Gale L. Bertrand
Gale L. Bertrand
Treasurer

Date          2/23/10